Exhibit 99_1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

	Reporting Period:	November-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations )	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

12/28/04
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	November 30, 2004

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	51,832,004	—			51,832,004	49,172,093	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	8,479,044				8,479,044	4,819,000	219,409,960	208,686,238
Interest Income/Other Income	106,242				106,242		4,201,949	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(1,503,462)	1,503,462			—		0	—
Proceeds from the Sale of Assets				—
							—	—
Total Receipts	7,081,824	1,503,462	—	—	8,585,286	4,819,000	223,625,806	209,907,238

Disbursements
Gross Payroll/Payroll Taxes		1,503,462			1,503,462	1,731,900	33,817,866	38,222,145
Sales, Use & Other Taxes	67,744				67,744		907,966	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,907,705				1,907,705	2,533,664	34,904,047	23,051,414
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,176,869				6,176,869	4,500,000	107,838,970	109,232,824
					—		—
Deposits to Lenders	—				—		5,120,993	2,500,000
Professional fees - Carve-out	1,876,466				1,876,466	923,050	12,767,690	11,523,050
US Trustee Quarterly Fees	91,500				91,500	—	444,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	10,120,284	1,503,462	—	—	11,623,745	9,688,614	195,802,332	185,007,683

Net Cash Flow
(Receipts less Disbursements)	(3,038,459)	—	—	—	(3,038,459)	(4,869,614)	27,823,474	24,899,555

Cash - End of Month	48,793,544	—	—	—	48,793,544	44,302,479	48,793,544	44,302,479

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated FOR INFORMATION PURPOSES ONLY JOINTLY ADMINISTERED
Monthly Court Report for October-04

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	51,832,003.64	50,463,132.63	—	—	(8,598.59)	—	(7,910.52)		746,847.09	638,533.03

			—
TICO Cash Collected	5,865.46	—		—	—	—	—		—	5,865.46
SM Cash Collected	8,261,788.21	—		—	—	—	—		8,261,788.21	—
TIG Cash Collected	155,465.82	—		—	155,465.82	—	—		—	—
TPF Cash Collected	55,924.66	—		—	—	—	55,924.66		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	106,241.81	48,152.40		—	—	—	10,500.20		114.50	47,474.71

SUBTOTAL	8,585,285.96	48,152.40	—	—	155,465.82	—	66,424.86	—	8,261,902.71	53,340.17

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	249,020.08		—	(150,552.46)	12,817.82	(43,842.17)		572,266.63	(639,709.90)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	8,585,285.96	297,172.48	—	—	4,913.36	12,817.82	22,582.69	—	8,834,169.34	(586,369.73)

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	5,685,336.62	—		—	—	—	(1,725.27)		5,687,061.89	—
Expenses related to Loans\Thaxton Insurance Group	491,532.45	83,643.66		—	5,223.19	—	14,469.44		403,901.07	(15,704.91)

Subtotal - Loans	6,176,869.07	83,643.66	—	—	5,223.19	—	12,744.17		6,090,962.96	(15,704.91)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	227,759.25	—		—	—	—	—		227,759.25	—
Bank Charges	44,023.27	32,955.98		—	—	—	—		239.99	10,827.30
Claims Funding*	120,956.66	40,544.00		—	—	—	—		80,412.66	—
Company Auto	15,951.18	—		—	—	413.42	—		14,794.74	743.02
Computer Costs	23,364.09	14,988.75		—	—	—	1,036.00		8,239.34	(900.00)
Dues And Subscriptions	1,212.03	—		—	—	—	—		1,212.03	—
Employee Reimbursements - collections exp	9,358.32	—		—	—	—	—		—	9,358.32
Equipment Rental	6,095.70	—		—	(142.00)	—	—		6,237.70	—
Fixed Assets	2,755.28	—		—	—	—	—		2,755.28	—
Forms & Printing	62,479.22	—		—	—	—	—		62,479.22	—
Insurance	29,715.15	14.00		—	—	—	—		29,701.15	—
Meals & Entertainment	12,143.99	213.00		—	—	30.35	—		11,816.33	84.31
Miscellaneous	16,908.53	270.00		—	—	—	—		12,739.38	3,899.15
Office Expense	15,840.02	2,686.00		—	55.00	—	—		11,939.12	1,159.90
Postage	31,424.63	390.00		—	—	—	—		30,498.99	535.64
Prepaid Expenses	300.00	—		—	—	—	—		—	300.00
Prepaid Software ABS	19,066.22	—		—	—	—	—		19,066.22	—
Professional Fees-Ordinary Course	7,448.66	4,691.00		—	—	127.55	—		2,630.11	—
Rent	181,893.85	12,320.00		—	—	—	—		171,697.31	(2,123.46)
Repairs & Maintenance	15,695.52	—		—	—	—	—		15,695.52	—
Seminars & Meetings	6,497.45	—		—	—	—	—		6,497.45	—
Taxes & Licenses	67,743.67	110.00		—	(154.00)	238.00	—		65,005.33	2,544.34
Telephone	87,872.68	2,102.00		—	(542.00)	231.09	339.42		85,812.17	(70.00)
Temporary Agency Staff	6,317.57	1,512.00		—	—	—	—		4,805.57	—
Travel	32,355.14	2,072.00		—	—	—	—		30,125.27	157.87
Utilities	36,109.35	1,219.00		—	61.00	—	—		34,700.11	129.24
Interest to Finova	523,913.00	523,913.00		—	—	—	—		—	—
Payroll Paid TTG	123,295.46	64,969.84		—	—	11,777.41	4,105.08		—	42,443.13
Payroll Paid SMC	1,380,166.15	—		—	—	—	—		1,380,166.15	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	411,685.27	—		—	—	—	—		411,915.58	(230.31)
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	91,500.00	91,500.00		—	—	—	—		—	—
Bankruptcy Professionals	1,876,466.00	1,876,466.00		—	—	—	—		—	—
Other	(106,528.00)	(106,528.00)		—	—	—	—		—	—

Total Other Cash Disbursements	5,446,876.31	2,623,889.57	—	—	(722.00)	12,817.82	5,480.50		2,736,551.97	68,858.45

				—			—		—	—

TOTAL ALL CASH DISBURSE- MENTS	11,623,745.38	2,707,533.23	—	—	4,501.19	12,817.82	18,224.67		8,827,514.93	53,153.54

	48,793,544.22	48,052,771.88	—	—	(8,186.42)	—	(3,552.50)		753,501.50	(990.24)

BANK ACCOUNT RECONCILED BALANCES:	48,793,544.22	48,052,771.88			(8,186.42)	—	(3,552.50)		753,501.50	(990.24)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn 12/28/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		51,832,003.64		—	51,832,003.64

TICO Cash Collected		5,865.46	—	—	5,865.46
SM Cash Collected		8,261,788.21	—	—	8,261,788.21
TIG Cash Collected		155,465.82	—	—	155,465.82
TPF Cash Collected		55,924.66	—	—	55,924.66
TCL Cash Collected		—	—	—	—
Other Income Collected		106,241.81	—	—	106,241.81

SUBTOTAL	—	8,585,285.96	—	—	8,585,285.96

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(1,503,461.61)	1,503,461.61	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,081,824.35	1,503,461.61	—	8,585,285.96

Cash Disbursements - Loans

Loan Proceeds Checks		5,685,336.62			5,685,336.62
Expenses related to Loans\Thaxton Insurance Group		491,532.45			491,532.45

Subtotal - Loans		6,176,869.07	—	—	6,176,869.07

		—
		—
Cash Disbursements - Other		—
Advertising		227,759.25		—	227,759.25
Bank Charges		44,023.27	—	—	44,023.27
Claims Funding*		120,956.66		—	120,956.66
Company Auto		15,951.18	—	—	15,951.18
Computer Costs		23,364.09	—	—	23,364.09
Dues And Subscriptions		1,212.03	—	—	1,212.03
Employee Reimbursements - collections exp		9,358.32	—	—	9,358.32
Equipment Rental		6,095.70	—	—	6,095.70
Fixed Assets		2,755.28	—	—	2,755.28
Forms & Printing		62,479.22	—	—	62,479.22
Insurance		29,715.15	—	—	29,715.15
Meals & Entertainment		12,143.99	—	—	12,143.99
Miscellaneous		16,908.53	—	—	16,908.53
Office Expense		15,840.02	—	—	15,840.02
Postage		31,424.63	—	—	31,424.63
Prepaid Expenses		300.00	—	—	300.00
Prepaid Software ABS		19,066.22	—	—	19,066.22
Professional Fees-Ordinary Course		7,448.66	—	—	7,448.66
Rent		181,893.85	—	—	181,893.85
Repairs & Maintenance		15,695.52	—	—	15,695.52
Seminars & Meetings		6,497.45	—	—	6,497.45
Taxes & Licenses		67,743.67	—	—	67,743.67
Telephone		87,872.68	—	—	87,872.68
Temporary Agency Staff		6,317.57	—	—	6,317.57
Travel		32,355.14	—	—	32,355.14
Utilities		36,109.35	—	—	36,109.35
Interest to Finova		523,913.00	—	—	523,913.00
Payroll Paid TTG		—	123,295.46	—	123,295.46
Payroll Paid SMC		—	1,380,166.15	—	1,380,166.15
Restructuring Officer		48,000.00	—	—	48,000.00
Credit Insurance Payments		411,685.27	—	—	411,685.27
Deposit to Lender		—	—	—	—
US Trustee		91,500.00	—	—	91,500.00
Bankruptcy Professionals		1,876,466.00	—	—	1,876,466.00
Other		(106,528.00)	—	—	(106,528.00)

Total Other Cash Disbursements		3,943,414.70	1,503,461.61	—	5,446,876.31

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		10,120,283.77	1,503,461.61	—	11,623,745.38

		48,793,544.22	—	—	48,793,544.22

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	2,707,533.23

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.		Case #	03-13183
Monthly Court Report for	November-04
FED ID#	57-0669498		INACTIVE

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc.
Beginning Cash Position	50,463,132.63	150,000.00	50,304,158.35	540,172.49	(528,200.50)	(2,997.71)	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	48,152.40	—	48,152.40			—

SUBTOTAL	48,152.40	—	48,152.40	—	—	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	249,020.08		(3,050,000.00)	(113,911.04)	3,346,835.92	66,095.20	—
	—
	—					—

Total Cash receipts	297,172.48	—	(3,001,847.60)	(113,911.04)	3,346,835.92	66,095.20	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	83,643.66				83,643.66	—

Subtotal - Loans	83,643.66	—	—	—	83,643.66	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	32,955.98		42.98		32,913.00	—
Claims Funding*	40,544.00				40,544.00
Company Auto	—				—
Computer Costs	14,988.75				14,998.75
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	14.00				14.00
Meals & Entertainment	213.00				213.00
Miscellaneous	270.00				270.00
Office Expense	2,686.00				2,686.00
Postage	390.00				390.00
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	4,691.00				4,691.00
Rent	12,320.00				12,320.00
Repairs & Maintenance	—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	110.00				110.00
Telephone	2,102.00				2,102.00
Temporary Agency Staff	1,512.00				1,512.00
Travel	2,072.00				2,072.00
Utilities	1,219.00				1,219.00
Interest to Finova	523,913.00				523,913.00
Payroll Paid TTG	64,969.84					64,969.84
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	9,481.00				9,481.00
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	91,500.00				91,500.00
Bankruptcy Professionals	1,876,466.00				1,876,466.00
Other	(106,528.00)				(106,528.00)

Total Other Cash Disbursements	2,623,889.57	—	42.98	—	2,558,876.75	64,969.84	—

TOTAL ALL CASH DISBURSEMENTS	2,707,533.23	—	42.98	—	2,642,520.41	64,969.84	—

	48,052,771.88	150,000.00	47,302,267.77	426,261.45	176,115.01	(1,872.35)	—

Book Balance per bank rec.	48,052,771.88	150,000.00	47,302,267.77	426,261.45	176,115.01	(1,872.35)	—
	—						—

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	50,463,132.63	—	—	50,463,132.63

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	48,152.40	—	—	48,152.40

SUBTOTAL	48,152.40	—	—	48,152.40

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	249,020.08	—	—	249,020.08
			—	—
	—	—	—	—

Total Cash receipts	297,172.48	—	—	297,172.48

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	83,643.66	—	—	83,643.66

Subtotal - Loans	83,643.66	—	—	83,643.66

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	32,955.98	—	—	32,955.98
Claims Funding*	40,544.00	—	—	40,544.00
Company Auto	—	—	—	—
Computer Costs	14,988.75	—	—	14,988.75
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	14.00	—	—	14.00
Meals & Entertainment	213.00	—	—	213.00
Miscellaneous	270.00	—	—	270.00
Office Expense	2,686.00	—	—	2,686.00
Postage	390.00	—	—	390.00
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	4,691.00	—	—	4,691.00
Rent	12,320.00	—	—	12,320.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	110.00	—	—	110.00
Telephone	2,102.00	—	—	2,102.00
Temporary Agency Staff	1,512.00	—	—	1,512.00
Travel	2,072.00	—	—	2,072.00
Utilities	1,219.00	—	—	1,219.00
Interest to Finova	523,913.00	—	—	523,913.00
Payroll Paid TTG	—	64,969.84	—	64,969.84
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	9,481.00	—	—	9,481.00
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	91,500.00	—	—	91,500.00
Bankruptcy Professionals	1,876,466.00	—	—	1,876,466.00
Other	(106,528.00)	—	—	(106,528.00)

Total Other Cash Disbursements	2,558,919.73	64,969.84	—	2,623,889.57

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,642,563.39	64,969.84	—	2,707,533.23

	48,117,741.72	(64,969.84)	—	48,052,771.88

Book Balance per bank rec.

THE THAXTON GROUP CONSOLIDATED
Week Ending	BUDGET 11/12	BUDGET 11/19	BUDGET 11/26	BUDGET MONTH NOV
Beginning Cash	$49,172,093	$47,889,310	$46,324,087	$49,172,093
Cash Receipts
TICO Cash Collected	3,000	3,000	3,000	9,000
SM Cash Collected	1,600,000	1,600,000	1,600,000	4,800,000
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	10,000	—	—	10,000
Other Income Collected	—	—	—	—
	—	—	—	—

Total Cash Receipts	1,613,000	1,603,000	1,603,000	4,819,000

Cash Disbursements
Loan Proceeds Checks	1,200,000	1,500,000	1,800,000	4,500,000
Expenses related to Loans	—			—
Expenses related to TIG	—			—

Total Cash Disbursements	1,200,000	1,500,000	1,800,000	4,500,000

NET CASH RECEIPTS	413,000	103,000	(197,000)	319,000

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	125,000	125,000	100,000	350,000
Bank Charges	—	43,500	—	43,500
Claims Funding*	55,000	55,000	55,000	165,000
Company Auto	3,250	18,000	750	22,000
Computer Costs	2,300	20,050	2,310	24,660
Dues And Subscriptions	5,000	250	250	5,500
Employee Reimbursements - collections exp	6,000	6,000	6,000	18,000
Equipment Rental	2,500	—	29,500	32,000
Fixed Assets	15,000	5,000	30,000	50,000
Forms & Printing	250	—	25,250	25,500
Insurance	18,000	13,500	7,000	38,500
Meals & Entertainment	500	13,250	500	14,250
Miscellaneous	12,000	10,015	10,000	32,015
Office Expense	6,375	6,425	6,375	19,175
Postage	8,425	8,375	11,875	28,675
Prepaid Expenses	5,000	—	—	5,000
Prepaid Software ABS	20,000	—	217	20,217
Professional Fees-Ordinary Course	111,000	7,000	36,000	154,000
Rent	10,000	2,000	185,206	197,206
Repairs & Maintenance	8,500	3,500	3,500	15,500
Roadgard	40,000	—	—	40,000
Seminars & Meetings	1,500	1,750	1,500	4,750
Taxes & Licenses	10,000	500	38,000	48,500
Telephone	13,233	30,000	26,275	69,508
Temporary Agency Staff	6,000	6,000	5,500	17,500
Board of Directors	7,000	3,000	—	10,000
Travel	1,250	22,250	1,250	24,750
Utilities	10,750	12,000	11,100	33,850

Total Operating Cash Disbursements	503,833	412,365	593,358	1,509,556

Total Cash Disbursements by Group
Corporate	162,200	66,200	127,200	355,600
Tico Credit	7,133	8,415	13,408	28,956
Southern Management	332,500	337,750	452,750	1,123,000
Thaxton Premium Finance	—	—	—	—
Thaxton Commercial Lending	—	—	—	—
Thaxton Insurance Group	2,000	—	—	2,000

Total Operating Cash Disbursements	503,833	412,365	593,358	1,509,556

Other Items
Interest to Finova	—	654,108	—	654,108
Payroll Paid TTG	100,200	—	96,700	196,900
Payroll Paid SMC	650,000	200,000	660,000	1,510,000
401K	—	—	25,000	25,000
Restructuring Officer	12,000	12,000	12,000	36,000
Insurance Renewal	—	—	—	—
Credit Insurance Carrier	98,000	98,000	98,000	294,000
Pre-Filing Prepays	—	—	—	—
Bank Fees and Expenses	40,000	—	—	40,000
Deposit to Lender	—	—	—	—
Special Litigation Expense	—	—	—	—
KERP	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	291,750	291,750	339,550	923,050

Total Other Items	1,191,950	1,255,858	1,231,250	3,679,058

Cash from Operations
Total Collections	1,613,000	1,603,000	1,603,000	4,819,000
Total Disbursements	2,592,033	2,864,473	3,273,058	8,729,564

Net Cash from Operations	(979,033)	(1,261,473)	(1,670,058)	(3,910,564)

Restructuring Expense	(303,750)	(303,750)	(351,550)	(959,050)

Net Change in Cash	(1,282,783)	(1,565,223)	(2,021,608)	(4,869,614)

Adjustment due to New Budget Period

Ending Cash	47,889,310	46,324,087	44,302,479	44,302,479

THE THAXTON GROUP MONTHLY OPERATING REPORT - November 2004

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	November-04
FED ID#	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—		—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	18,224.67

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$18,224.67

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO PREMIUM	03-13186	Case No.	03-13186
Monthly Court Report for November-04
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,910.52)	449.02	(8,359.54)			(7,910.52)	—	—	(7,910.52)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	55,924.66		55,924.66			55,924.66	—	—	55,924.66
TCL Cash Collected	—					—	—	—	—
Other Income Collected	10,500.20	6,585.45	3,914.75			10,500.20	—	—	10,500.20

SUBTOTAL	66,424.86	6,585.45	59,839.41	—		66,424.86	—	—	66,424.86

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(43,842.17)		(47,947.25)	4,105.08		(47,947.25)	4,105.08	—	(43,842.17)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	22,582.69	6,585.45	11,892.16	4,105.08		18,477.61	4,105.08	—	22,582.69

Cash Disbursements - Loans
Loan Proceeds Checks	(1,725.27)		(1,725.27)			(1,725.27)	—	—	(1,725.27)
Expenses related to Loans	14,469.44		14,469.44			14,469.44	—	—	14,469.44

Subtotal - Loans	12,744.17	—	12,744.17	—		12,744.17			12,744.17

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,036.00		1,036.00			1,036.00	—	—	1,036.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	339.42		339.42			339.42	—	—	339.42
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	4,105.08			4,105.08		—	4,105.08	—	4,105.08
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	5,480.50	—	1,375.42	4,105.08	—	1,375.42	4,105.08	—	5,480.50

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	18,224.67	—	14,119.59	4,105.08		14,119.59	4,105.08	—	18,224.67

	(3,552.50)	7,034.47	(10,586.97)	—		(3,552.50)	—	—	(3,552.50)

Book Balance per bank rec.	(3,552.50)	7,034.47	(10,586.97)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	November-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	4,501.19

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$4,501.19

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	November-04
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(8,598.59)	(8,598.59)	—		(8,598.59)	—	—	(8,598.59)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	155,465.82	155,465.82			155,465.82	—	—	155,465.82
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	155,465.82	155,465.82	—	—	155,465.82	—	—	155,465.82

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(150,552.46)	(150,552.46)	—		(150,552.46)	—	—	(150,552.46)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	4,913.36	4,913.36	—	—	4,913.36	—	—	4,913.36

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	5,223.19	5,223.19			5,223.19			5,223.19

Subtotal - Loans	5,223.19	5,223.19	—		5,223.19	—	—	5,223.19

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	(142.00)	(142.00)			(142.00)	—	—	(142.00)
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	55.00	55.00			55.00	—	—	55.00
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	(154.00)	(154.00)			(154.00)	—	—	(154.00)
Telephone	(542.00)	(542.00)			(542.00)	—	—	(542.00)
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	61.00	61.00			61.00	—	—	61.00
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	(722.00)	(722.00)	—		(722.00)	—	—	(722.00)

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	4,501.19	4,501.19	—		4,501.19	—	—	4,501.19

	(8,186.42)	(8,186.42)	—		(8,186.42)	—	—	(8,186.42)

Book Balance per bank rec.	(8,186.42)	(8,186.42)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	12,817.82

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$12,817.82

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	November-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	12,817.82	1,040.41	11,777.41	1,040.41	11,777.41	—	12,817.82
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	12,817.82	1,040.41	11,777.41	1,040.41	11,777.41	—	12,817.82

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	413.42	413.42		413.42	—	—	413.42
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	30.35	30.35		30.35	—	—	30.35
Miscellaneous	—	—		—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	127.55	127.55		127.55	—	—	127.55
Rent	—			—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	238.00	238.00		238.00	—	—	238.00
Telephone	231.09	231.09		231.09	—	—	231.09
Temporary Agency Staff	—	—		—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	11,777.41		11,777.41	—	11,777.41	—	11,777.41
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	12,817.82	1,040.41	11,777.41	1,040.41	11,777.41	—	12,817.82

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	12,817.82	1,040.41	11,777.41	1,040.41	11,777.41	—	12,817.82

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	November-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,663.98)		(5,663.98)	—	(5,663.98)	—	(5,663.98)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(5,663.98)	—	(5,663.98)	—	(5,663.98)	—	(5,663.98)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	5,663.98	(5,663.98)	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP
Monthly Court Report for	November-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	638,533.03	—	—	86,646.09	—	—	562,645.87	—	—	—	(10,758.93)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	5,865.46	—	—	—	—	—	5,737.36	—	128.10	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	47,474.71	—	—	5,083.29	20,339.83	—	16,291.23	—	119.81	5,640.55	—

SUBTOTAL	53,340.17	—	—	5,083.29	20,339.83	—	22,028.59	—	247.91	5,640.55	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(639,709.90)	625.00	496.48	(88,996.65)	(35,195.81)	1,350.00	(562,926.51)	16,946.44	6,079.76	(4,146.38)	26,057.77
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(586,369.73)	625.00	496.48	(83,913.36)	(14,855.98)	1,350.00	(540,897.92)	16,946.44	6,327.67	1,494.17	26,057.77

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(15,704.91)	—	—	150.58	(15,553.31)	—	(292.50)	—	44.72	136.17	(190.57)

Subtotal - Loans	(15,704.91)	—	—	150.58	(15,553.31)	—	(292.50)	—	44.72	136.17	(190.57)

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	10,827.30	625.00	625.00	10.38	—	1,250.00	816.92	—	6,250.00	1,250.00	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	743.02	—	—	—	—	—	—	—	664.72	—	78.30
Computer Costs	(900.00)	—	—	—	—	—	—	—	—	—	(900.00)
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	9,358.32	—	—	1,118.51	137.33	—	7,771.51	—	300.97	30.00	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	84.31	—	—	—	—	—	—	—	—	—	84.31
Miscellaneous	3,899.15	—	—	—	—	—	—	—	2,532.26	—	1,366.89
Office Expense	1,159.90	—	—	67.37	600.00	100.00	137.60	—	120.00	60.00	74.93
Postage	535.64	—	—	—	—	—	376.44	—	—	—	159.20
Prepaid Expenses	300.00	—	—	—	—	—	300.00	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—	—	—	—
Rent	(2,123.46)	—	—	—	—	—	—	—	(4,004.46)	—	1,881.00
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	2,544.34	—	—	1,539.85	—	—	—	—	986.49	18.00	—
Telephone	(70.00)	—	(128.52)	—	—	—	889.39	—	(171.42)	—	(659.45)
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	157.87	—	—	—	—	—	(323.68)	—	—	—	481.55
Utilities	129.24	—	—	(153.96)	(40.00)	—	114.99	—	(395.61)	—	603.82
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	42,443.13	—	—	—	—	—	—	16,946.44	—	—	25,496.69
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	—	—	—	—	—	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	68,858.45	625.00	496.48	2,582.15	697.33	1,350.00	10,083.17	16,946.44	6,282.95	1,358.00	28,436.93

TOTAL ALL CASH DISBURSEMENTS	53,153.54	625.00	496.48	2,732.73	(14,855.98)	1,350.00	9,790.67	16,946.44	6,327.67	1,494.17	28,246.36

			—	—	—	—	—	—	—	—	—

	(990.24)	—	—	(0.00)	—	—	11,957.28	—	—	—	(12,947.52)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(990.24)	—	—	—	—	—	11,957.28	0.00	—	—	(12,947.52)

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	638,533.03	—	—	638,533.03

		—	—	—
TICO Cash Collected	5,865.46	—	—	5,865.46
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	47,474.71	—	—	47,474.71

SUBTOTAL	53,340.17	—	—	53,340.17

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(682,153.03)	42,443.13	—	(639,709.90)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(628,812.86)	42,443.13	—	(586,369.73)

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	—			—
Expenses related to Loans	(15,704.91)			(15,704.91)

Subtotal - Loans	(15,704.91)			(15,704.91)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	10,827.30	—	—	10,827.30
Claims Funding*	—			—
Company Auto	743.02	—	—	743.02
Computer Costs	(900.00)	—	—	(900.00)
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	9,358.32	—	—	9,358.32
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	84.31	—	—	84.31
Miscellaneous	3,899.15	—	—	3,899.15
Office Expense	1,159.90	—	—	1,159.90
Postage	535.64	—	—	535.64
Prepaid Expenses	300.00	—	—	300.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(2,123.46)	—	—	(2,123.46)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	2,544.34	—	—	2,544.34
Telephone	(70.00)	—	—	(70.00)
Temporary Agency Staff	—	—	—	—
Travel	157.87	—	—	157.87
Utilities	129.24	—	—	129.24
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	42,443.13	—	42,443.13
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	26,415.32	42,443.13	—	68,858.45

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,710.41	42,443.13	—	53,153.54

	(990.24)	—	—	(990.24)

Book Balance per bank rec.

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA # 2000014825101	WACHOVIA # 2000014826087	Case No.	-
Monthly Court Report for	November-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(10,758.93)	—	—							(10,758.93)	(10,758.93)	—	—	(10,758.93)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,620.03	625.00	496.48	4,209.53	(14,855.08)	1,350.00	9,412.08	6,327.67	1,494.17	561.08	9,620.03	—	—	9,620.03
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,620.03	625.00	496.48	4,209.53	(14,855.08)	1,350.00	9,412.08	6,327.67	1,494.17	561.08	9,620.03	—	—	9,620.03

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—										—			—
Expenses related to Loans	(15,704.91)	—	—	150.58	(15,553.31)		(292.50)	44.72	136.17	(190.57)	(15,704.91)			(15,704.91)

Subtotal - Loans	(15,704.91)	—	—	150.58	(15,553.31)	—	(292.50)	44.72	136.17	(190.57)	(15,704.91)			(15,704.91)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	11,925.51	625.00	625.00	1,487.88	—	1,250.00	438.33	6,250.00	1,250.00	—	11,925.51	—	—	11,925.51
Claims Funding*	—										—			—
Company Auto	743.02				—			664.72		78.30	743.02	—	—	743.02
Computer Costs	(900.00)	—	—			—	—	—		(900.00)	(900.00)	—	—	(900.00)
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	9,358.32	—		1,118.51	137.33		7,771.51	300.97	30.00	—	9,358.32	—	—	9,358.32
Equipment Rental	—			—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—									—	—	—	—	—
Forms & Printing	—						—	—		—	—	—	—	—
Insurance	—									—	—	—	—	—
Meals & Entertainment	84.31									84.31	84.31	—	—	84.31
Miscellaneous	3,899.15				—			2,532.26		1,366.89	3,899.15	—	—	3,899.15
Office Expense	1,159.90		—	67.37	600.00	100.00	137.60	120.00	60.00	74.93	1,159.90	—	—	1,159.90
Postage	535.64	—	—			—	376.44	—		159.20	535.64	—	—	535.64
Prepaid Expenses	300.00						300.00				300.00	—	—	300.00
Prepaid Software ABS	—									—	—	—	—	—
Professional Fees-Ordinary Course	—		—				—	—			—	—	—	—
Rent	(2,123.46)	—	—	—	—	—	—	(4,004.46)	—	1,881.00	(2,123.46)	—	—	(2,123.46)
Repairs & Maintenance	—						—	—			—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	2,544.34	—	—	1539.85	—	—		986.49	18.00	—	2,544.34	—	—	2,544.34
Telephone	(70.00)	—	(128.52)	—	—	—	889.39	(171.42)	—	(659.45)	(70.00)	—	—	(70.00)
Temporary Agency Staff	—		—	—	—			—			—	—	—	—
Travel	157.87						(323.68)	—		481.55	157.87	—	—	157.87
Utilities	129.24	—	—	(153.96)	(40.00)	—	114.99	(395.61)	—	603.82	129.24	—	—	129.24
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—		—	—
Credit Insurance Payments	(230.31)	—	—					—		(230.31)	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	27,513.53	625.00	496.48	4,058.95	697.33	1,350.00	9,704.58	6,282.95	1,358.00	2,940.24	27,513.53	—	—	27,513.53

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	11,808.62	625.00	496.48	4,209.53	(14,855.98)	1,350.00	9,412.08	6,327.67	1,494.17	2,749.67	11,808.62	—	—	11,808.62

			—	—	—	—	—	—	—	—

	(12,947.52)	—	—	—	—	—	—	—	—	(12,947.52)	(12,947.52)	—	—	(12,947.52)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(12,947.52)		—							(12,947.52)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	28,246.36

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$28,246.36

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO CREDIT CORPORATION, INC		Case # 03-13195	Case No. 03-13195
Monthly Court Report for	November-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(10,758.93)	(10,758.93)	—		(10,758.93)	—		(10,758.93)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	26,057.77	561.08	25,496.69		561.08	25,496.69	—	26,057.77
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	26,057.77	561.08	25,496.69	—	561.08	25,496.69	—	26,057.77

Cash Disbursements - Loans
—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	(190.57)	(190.57)			(190.57)			(190.57)

Subtotal - Loans	(190.57)	(190.57)	—		(190.57)	—	—	(190.57)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	78.30	78.30			78.30	—	—	78.30
Computer Costs	(900.00)	(900.00)			(900.00)	—	—	(900.00)
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	84.31	84.31			84.31	—	—	84.31
Miscellaneous	1,366.89	1,366.89			1,366.89	—	—	1,366.89
Office Expense	74.93	74.93			74.93	—	—	74.93
Postage	159.20	159.20			159.20	—	—	159.20
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	1,881.00	1,881.00			1,881.00	—	—	1,881.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(659.45)	(659.45)			(659.45)	—	—	(659.45)
Temporary Agency Staff	—	—			—	—	—	—
Travel	481.55	481.55			481.55	—	—	481.55
Utilities	603.82	603.82			603.82	—	—	603.82
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	25,496.69	—	25,496.69		—	25,496.69	—	25,496.69
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	(230.31)	(230.31)			(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	28,436.93	2,940.24	25,496.69	—	2,940.24	25,496.69	—	28,436.93

TOTAL ALL CASH DISBURSEMENTS	28,246.36	2,749.67	25,496.69	—	2,749.67	25,496.69	—	28,246.36

	(12,947.52)	(12,947.52)	—	—	(12,947.52)	—	—	(12,947.52)

Book Balance per bank rec.	(12,947.52)	(12,947.52)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	November-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	6,327.67

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$6,327.67

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	November-04
FED ID#	56-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	128.10	128.10			128.10	—	—	128.10
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	119.81	119.81			119.81	—	—	119.81

SUBTOTAL	247.91	247.91	—		247.91	—	—	247.91

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,079.76	6,079.76	—		6,079.76	—	—	6,079.76
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	6,327.67	6,327.67	—	—	6,327.67	—	—	6,327.67

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	44.72	44.72			44.72	—	—	44.72

Subtotal - Loans	44.72	44.72	—		44.72	—	—	44.72

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	6,250.00	6,250.00			6,250.00	—	—	6,250.00
Claims Funding*	—	—			—	—	—	—
Company Auto	664.72	664.72			664.72	—	—	664.72
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	300.97	300.97			300.97	—	—	300.97
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	2,532.26	2,532.26			2,532.26	—	—	2,532.26
Office Expense	120.00	120.00			120.00	—	—	120.00
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(4,004.46)	(4,004.46)			(4,004.46)	—	—	(4,004.46)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	986.49	986.49			986.49	—	—	986.49
Telephone	(171.42)	(171.42)			(171.42)	—	—	(171.42)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	(395.61)	(395.61)			(395.61)	—	—	(395.61)
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	6,282.95	6,282.95	—	—	6,282.95	—	—	6,282.95

							—	—

TOTAL ALL CASH DISBURSEMENTS	6,327.67	6,327.67	—	—	6,327.67	—	—	6,327.67

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	625.00

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$625.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO ALABAMA		Case No.	03-13196				Case No.		03-13196
Monthly Court Report for	November-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	625.00	625.00	—	—	—	625.00	—	—	625.00
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	625.00	625.00	—	—	—	625.00	—	—	625.00

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	625.00	625.00		—		625.00	—		625.00
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	625.00	625.00	—	—	—	625.00	—	—	625.00

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	625.00	625.00	—	—	—	625.00	—	—	625.00

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,350.00

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,350.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-NC		Case No. 03-13193				Case No.		03-13193
Monthly Court Report for	November-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,350.00	1,350.00	—		1,350.00	—	—	1,350.00
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,350.00	1,350.00	—		1,350.00	—	—	1,350.00

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	1,250.00	1,250.00			1,250.00	—	—	1,250.00
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	100.00	100.00			100.00	—	—	100.00
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	1,350.00	1,350.00	—	—	1,350.00	—	—	1,350.00

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,350.00	1,350.00	—	—	1,350.00	—	—	1,350.00

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,732.73

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,732.73

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-DELAWARE		Case No.	03-13182
Monthly Court Report for	November-04
FED ID#	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	86,646.09	—	9,846.24	9,215.07	9,573.51	9,571.37	9,583.57	9,985.00	12,021.41	16,849.92		86,646.09	—	—	86,646.09

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	—											—	—	—	—
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	5,083.29	5,083.29										5,083.29	—	—	5,083.29

SUBTOTAL	5,083.29	5,083.29	—	—	—	—	—	—	—	—		5,083.29	—	—	5,083.29

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(88,996.65)	(2,360.94)	(9,846.24)	(9,211.12)	(9,573.51)	(9,571.37)	(9,583.57)	(9,985.00)	(12,014.98)	(16,849.92)		(88,996.65)	—	—	(88,996.65)
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	(83,913.36)	2,722.35	(9,846.24)	(9,211.12)	(9,573.51)	(9,571.37)	(9,583.57)	(9,985.00)	(12,014.98)	(16,849.92)	—	(83,913.36)	—	—	(83,913.36)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—										—			—
Expenses related to Loans	150.58	150.58										150.58			150.58

Subtotal - Loans	150.58	150.58	—	—	—	—	—	—	—	—		150.58	—	—	150.58

—
		—										—
Cash Disbursements - Other		—										—
Advertising	—	—										—	—	—	—
Bank Charges	10.38			3.95	—	—	—		6.43			10.38	—	—	10.38
Claims Funding*	—	—										—	—	—	—
Company Auto	—	—										—	—	—	—
Computer Costs	—	—										—	—	—	—
Dues And Subscriptions	—	—										—	—	—	—
Employee Reimbursements - collections exp	1,118.51	1,118.51										1,118.51	—	—	1,118.51
Equipment Rental	—	—										—	—	—	—
Fixed Assets	—	—										—	—	—	—
Forms & Printing	—	—										—	—	—	—
Insurance	—	—										—	—	—	—
Meals & Entertainment	—	—										—	—	—	—
Miscellaneous	—	—										—	—	—	—
Office Expense	67.37	67.37										67.37	—	—	67.37
Postage	—	—										—	—	—	—
Prepaid Expenses	—	—										—	—	—	—
Prepaid Software ABS	—	—										—	—	—	—
Professional Fees-Ordinary Course	—	—										—	—	—	—
Rent	—	—										—	—	—	—
Repairs & Maintenance	—	—										—	—	—	—
Roadgard	—	—										—	—	—	—
Seminars & Meetings	—	—										—	—	—	—
Taxes & Licenses	1,539.85	1,539.85										1,539.85	—	—	1,539.85
Telephone	—	—										—	—	—	—
Temporary Agency Staff	—	—										—	—	—	—
Travel	—	—										—	—	—	—
Utilities	(153.96)	(153.96)										(153.96)	—	—	(153.96)
Interest to Finova	—	—										—	—	—	—
Payroll Paid TTG	—	—										—	—	—	—
Payroll Paid SMC	—	—										—	—	—	—
Restructuring Officer	—	—										—	—	—	—
Insurance Renewal	—	—										—	—	—	—
Voyager Payment	—	—										—	—	—	—
Pre-Filing Prepays	—	—										—	—	—	—
Deposit to Lender	—	—										—	—	—	—
US Trustee	—	—										—	—	—	—
Bankruptcy Professionals	—	—										—	—	—	—
Other	—	—										—	—	—	—

Total Other Cash Disbursements	2,582.15	2,571.77	—	3.95	—	—	—	—	6.43	—	—	2,582.15	—	—	2,582.15

						—	—	—	—			—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,732.73	2,722.35	—	3.95	—	—	—	—	6.43	—	—	2,732.73	—	—	2,732.73

	(0.00)	—	—	(0.00)	—	—	—	—	0.00	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	496.48

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$496.48

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	November-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	496.48	496.48	—		496.48	—	—	496.48
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	496.48	496.48	—		496.48	—	—	496.48

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	625.00	625.00			625.00	—	—	625.00
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(128.52)	(128.52)			(128.52)	—	—	(128.52)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	496.48	496.48	—	—	496.48	—	—	496.48

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	496.48	496.48	—	—	496.48	—	—	496.48

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	9,790.67

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$9,790.67

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD		Case No. 03-13200	Case No.	03-13200
Monthly Court Report for	November-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	562,645.87	—	—	562,645.87	562,645.87	—	—	562,645.87

	—					—	—	—
TICO Cash Collected	5,737.36	6,047.36		(310.00)	5,737.36	—	—	5,737.36
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	16,291.23	16,291.23			16,291.23	—	—	16,291.23

SUBTOTAL	22,028.59	22,338.59	—	(310.00)	22,028.59	—	—	22,028.59

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(562,926.51)	(12,926.51)	—	(550,000.00)	(562,926.51)	—	—	(562,926.51)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(540,897.92)	9,412.08	—	(550,310.00)	(540,897.92)	—	—	(540,897.92)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(292.50)	(292.50)			(292.50)	—	—	(292.50)

Subtotal - Loans	(292.50)	(292.50)	—	—	(292.50)	—	—	(292.50)

Cash Disbursements - Other
Advertising		—
Bank Charges	816.92	438.33		378.59	816.92	—	—	816.92
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	7,771.51	7,771.51			7,771.51	—	—	7,771.51
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	137.60	137.60			137.60	—	—	137.60
Postage	376.44	376.44			376.44	—	—	376.44
Prepaid Expenses	300.00	300.00			300.00	—	—	300.00
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	889.39	889.39			889.39	—	—	889.39
Temporary Agency Staff	—	—			—	—	—	—
Travel	(323.68)	(323.68)			(323.68)	—	—	(323.68)
Utilities	114.99	114.99			114.99	—	—	114.99
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	10,083.17	9,704.58	—	378.59	10,083.17	—	—	10,083.17

—

TOTAL ALL CASH DISBURSEMENTS	9,790.67	9,412.08	—	378.59	9,790.67	—	—	9,790.67

	11,957.28	—	—	11,957.28	11,957.28	—	—	11,957.28

Book Balance per bank rec.	11,957.28			11,957.28

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	16,946.44
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$16,946.44

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Modern Central Recovery		Case #	03-13190	Case No.	03-13190
Monthly Court Report for	November-04
FED ID#	27-9200069

	Consolidated Totals			WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position		—	—			—	—	—	—

		—					—	—	—
TICO Cash Collected		—				—	—	—	—
SM Cash Collected		—				—	—	—	—
TIG Cash Collected		—				—	—	—	—
TPF Cash Collected		—				—	—	—	—
TCL Cash Collected		—				—	—	—	—
Other Income Collected		—				—	—	—	—

SUBTOTAL		—	—	—	—	—	—	—	—

		—				—	—	—	—
		—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		16,946.44		16,946.44		—	16,946.44	—	16,946.44
						—	—	—	—
		—				—	—	—	—
		—				—	—	—	—
		—				—	—	—	—

Total Cash Receipts and Transfers		16,946.44	—	16,946.44	—	—	16,946.44	—	16,946.44

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans		—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—	—
Claims Funding*		—
Company Auto		—				—	—	—	—
Computer Costs		—				—	—	—	—
Dues And Subscriptions		—				—	—	—	—
Employee Reimbursements - collections exp		—				—	—	—	—
Equipment Rental		—				—	—	—	—
Fixed Assets		—				—	—	—	—
Forms & Printing		—				—	—	—	—
Insurance		—				—	—	—	—
Meals & Entertainment		—				—	—	—	—
Miscellaneous		—				—	—	—	—
Office Expense		—				—	—	—	—
Postage		—				—	—	—	—
Prepaid Expenses		—				—	—	—	—
Prepaid Software ABS		—				—	—	—	—
Professional Fees-Ordinary Course		—				—	—	—	—
Rent		—				—	—	—	—
Repairs & Maintenance		—				—	—	—	—
Roadgard		—				—	—	—	—
Seminars & Meetings		—				—	—	—	—
Taxes & Licenses		—				—	—	—	—
Telephone		—				—	—	—	—
Temporary Agency Staff		—				—	—	—	—
Travel		—				—	—	—	—
Utilities		—				—	—	—	—
Interest to Finova		—				—	—	—	—
Payroll Paid TTG		16,946.44		16,946.44		—	16,946.44	—	16,946.44
Payroll Paid SMC		—				—	—	—	—
Restructuring Officer		—				—	—	—	—
Insurance Renewal		—				—	—	—	—
Voyager Payment		—				—	—	—	—
Pre-Filing Prepays		—				—	—	—	—
Deposit to Lender		—				—	—	—	—
US Trustee		—				—	—	—	—
Bankruptcy Professionals		—				—	—	—	—
		—				—	—	—	—

Total Other Cash Disbursements		16,946.44	—	16,946.44	—	—	16,946.44	—	16,946.44

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		16,946.44	—	16,946.44	—	—	16,946.44	—	16,946.44

		—	—	—	—	—	—	—	—

Book Balance per bank rec.		0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(14,855.98)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($14,855.98)

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201
Monthly Court Report for	November-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	20,339.83	20,339.83

SUBTOTAL	20,339.83	20,339.83

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(35,195.81)	(35,195.81)
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	(14,855.98)	(14,855.98)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(15,553.31)	(15,553.31)

Subtotal - Loans	(15,553.31)	(15,553.31)

Cash Disbursements - Other	—
Advertising	—	—
Bank Charges	—	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	137.33	137.33
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	600.00	600.00
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	(40.00)	(40.00)
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Proceeds to Lender	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	697.33	697.33

TOTAL ALL CASH DISBURSEMENTS	(14,855.98)	(14,855.98)

	—	—

Book Balance per bank rec.	—
—

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

		Operating	Payroll	Other	Total
Beginning Cash Position		—			—

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		20,339.83	—	—	20,339.83

SUBTOTAL	—	20,339.83	—	—	20,339.83

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(35,195.81)	—	—	(35,195.81)
		—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova		—	—	—	—
Holdback, Deposits and Escrows		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(14,855.98)	—	—	(14,855.98)

Cash Disbursements - Loans
Loan Proceeds Checks		—	—	—	—
Expenses related to Loans		(15,553.31)	—	—	(15,553.31)

Subtotal - Loans		(15,553.31)	—	—	(15,553.31)

Cash Disbursements - Other
Advertising		—	—	—	—
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		137.33	—	—	137.33
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		600.00	—	—	600.00
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		(40.00)	—	—	(40.00)
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Proceeds to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other - payment to Investment Banker		—	—	—	—

Total Other Cash Disbursements		697.33	—	—	697.33

TOTAL ALL CASH DISBURSEMENTS		(14,855.98)	—	—	(14,855.98)

		—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,494.17

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,494.17

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	November-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	5,640.55	5,640.55			5,640.55	—	—	5,640.55

SUBTOTAL	5,640.55	5,640.55	—	—	5,640.55	—	—	5,640.55

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,146.38)	(4,146.38)	—	—	(4,146.38)	—	—	(4,146.38)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,494.17	1,494.17	—	—	1,494.17	—	—	1,494.17

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	136.17	136.17			136.17	—	—	136.17

Subtotal - Loans	136.17	136.17	—	—	136.17	—	—	136.17

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	1,250.00	1,250.00			1,250.00	—	—	1,250.00
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	30.00	30.00			30.00	—	—	30.00
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	60.00	60.00			60.00	—	—	60.00
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	18.00	18.00			18.00	—	—	18.00
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	1,358.00	1,358.00	—	—	1,358.00	—	—	1,358.00

TOTAL ALL CASH DISBURSEMENTS	1,494.17	1,494.17	—	—	1,494.17	—	—	1,494.17

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197

TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO TENN-DORMANT	Case #	03-13197	Case No.	03-13197
Monthly Court Report for	November-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198

TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	November-04
FED ID #	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	November-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204

Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	November-04
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP

SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	November-04
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	746,847.09	179,627.43	489,260.20	426,720.59	33,122.45	—	111,866.43	(493,750.01)	746,847.09	—	—	746,847.09

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,261,788.21	258,887.32	2,423,873.34	2,324,833.63	1,170,903.45	1,231,005.83	852,284.64	—	8,261,788.21	—	—	8,261,788.21
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	114.50	—	—	—	—	—	—	114.50	114.50	—	—	114.50

SUBTOTAL	8,261,902.71	258,887.32	2,423,873.34	2,324,833.63	1,170,903.45	1,231,005.83	852,284.64	114.50	8,261,902.71	—	—	8,261,902.71

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(1,380,166.15)	1,380,166.15	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	572,266.63	99,190.73	77,541.43	441,252.96	94,396.20	(40,125.20)	142,696.68	(242,686.17)	572,266.63	—	—	572,266.63
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,834,169.34	358,078.05	2,501,414.77	2,766,086.59	1,265,299.65	1,190,880.63	994,981.32	(242,571.67)	7,454,003.19	1,380,166.15	—	8,834,169.34

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,687,061.89	221,067.41	1,639,196.34	1,505,476.62	757,578.42	786,384.35	777,358.75	—	5,687,061.89			5,687,061.89
Expenses related to Loans	403,901.07	18,011.73	177,732.21	81,539.09	49,566.68	45,308.81	31,742.55	—	403,901.07			403,901.07

Subtotal - Loans	6,090,962.96	239,079.14	1,816,928.55	1,587,015.71	807,145.10	831,693.16	809,101.30	—	6,090,962.96			6,090,962.96

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	227,759.25	10,848.54	73,758.65	45,975.57	30,867.81	26,623.42	19,454.72	20,230.54	227,759.25			227,759.25
Bank Charges	239.99	—	239.99	—	—	—	—	—	239.99	—	—	239.99
Claims Funding*	80,412.66	3,017.15	19,487.87	31,089.34	4,155.03	17,479.50	3,375.17	1,808.60	80,412.66			80,412.66
Company Auto	14,794.74	100.50	738.91	245.63	307.96	96.05	871.49	12,434.20	14,794.74	—	—	14,794.74
Computer Costs	8,239.34	—	3,225.76	272.50	246.02	—	—	4,495.06	8,239.34	—	—	8,239.34
Dues And Subscriptions	1,212.03	—	315.00	140.00	—	—	175.00	582.03	1,212.03	—	—	1,212.03
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	6,237.70	—	—	—	—	—	—	6,237.70	6,237.70	—	—	6,237.70
Fixed Assets	2,755.28	—	—	635.28	—	2,120.00	—	—	2,755.28	—	—	2,755.28
Forms & Printing	62,479.22	1,584.50	18,520.27	13,436.32	9,177.98	9,403.98	4,794.09	5,562.08	62,479.22	—	—	62,479.22
Insurance	29,701.15	87.08	987.89	689.26	891.01	413.90	235.71	26,396.30	29,701.15	—	—	29,701.15
Meals & Entertainment	11,816.33	280.86	857.52	1,273.41	102.07	472.68	183.30	8,646.49	11,816.33	—	—	11,816.33
Miscellaneous	12,739.38	355.00	2,251.50	1,160.00	1,135.00	2,119.98	1,065.00	4,652.90	12,739.38	—	—	12,739.38
Office Expense	11,939.12	3,223.15	1,728.10	2,087.97	1,195.39	1,276.10	637.62	1,790.79	11,939.12	—	—	11,939.12
Postage	30,498.99	2,431.59	7,793.91	6,037.28	4,305.91	4,259.92	1,767.35	3,903.03	30,498.99	—	—	30,498.99
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	19,066.22	946.64	6,484.82	4,676.62	2,698.26	2,603.26	1,656.62	—	19,066.22	—	—	19,066.22
Professional Fees-Ordinary Course	2,630.11	300.00	1,222.36	—	—	—	—	1,107.75	2,630.11	—	—	2,630.11
Rent	171,697.31	6,458.18	54,436.10	34,960.79	23,437.10	19,900.81	16,779.19	15,725.14	171,697.31	—	—	171,697.31
Repairs & Maintenance	15,695.52	693.79	3,470.98	4,701.94	3,189.68	2,551.12	1,088.01	—	15,695.52	—	—	15,695.52
Roadgard	7,610.00	—	—	—	7,610.00	—	—	—	7,610.00	—	—	7,610.00
Seminars & Meetings	6,497.45	—	3,043.91	1,230.87	266.46	1,007.08	—	949.13	6,497.45	—	—	6,497.45
Taxes & Licenses	65,005.33	3,600.00	27,496.07	11,651.81	17,988.66	3,520.00	175.00	573.79	65,005.33	—	—	65,005.33
Telephone	85,812.17	3,092.21	20,012.49	19,419.36	13,164.41	12,665.29	9,548.92	7,909.49	85,812.17	—	—	85,812.17
Temporary Agency Staff	4,805.57	—	—	—	—	—	—	4,805.57	4,805.57	—	—	4,805.57
Travel	30,125.27	955.76	2,757.17	154.39	—	236.57	69.00	25,952.38	30,125.27	—	—	30,125.27
Utilities	34,700.11	3,526.02	12,804.17	6,293.85	5,829.41	3,592.18	2,654.48	—	34,700.11	—	—	34,700.11
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,166.15	—	1,380,166.15
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	411,915.58	—	—	172,049.16	149,380.99	90,485.43	—	—	411,915.58	—	—	411,915.58
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	2,736,551.97	81,247.71	682,314.70	699,956.91	458,785.47	359,187.47	179,071.21	275,988.50	1,356,385.82	1,380,166.15	—	2,736,551.97

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSE-MENTS	8,827,514.93	320,326.85	2,499,243.25	2,286,972.62	1,265,930.57	1,190,880.63	988,172.51	275,988.50	7,447,348.78	1,380,166.15	—	8,827,514.93

			—

	753,501.50	217,378.63	491,431.72	905,834.56	32,491.53	—	118,675.24	(1,012,310.18)	753,501.50	—	—	753,501.50

Book Balance per bank rec.	753,501.50	217,378.63	491,431.72	905,834.56	32,491.53	—	118,675.24	(1,012,310.18)

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	November-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—		—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,198,535.73	280,580.11	2,078,322.00	1,945,197.06	1,083,094.25	1,032,520.43	873,631.97	(1,094,810.09)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	6,198,535.73	280,580.11	2,078,322.00	1,945,197.06	1,083,094.25	1,032,520.43	873,631.97	(1,094,810.09)

Cash Disbursements - Loans

Loan Proceeds Checks	5,687,061.89	221,067.41	1,639,196.34	1,505,476.62	757,578.42	786,384.35	777,358.75
Expenses related to Loans	403,901.07	18,011.73	177,732.21	81,539.09	49,566.68	45,308.81	31,742.55	—

Subtotal - Loans	6,090,962.96	239,079.14	1,816,928.55	1,587,015.71	807,145.10	831,693.16	809,101.30	—

Cash Disbursements - Other
Advertising	227,759.25	10,848.54	73,758.65	45,975.57	30,867.81	26,623.42	19,454.72	20,230.54
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	80,412.66	3,017.15	19,487.87	31,089.34	4,155.03	17,479.50	3,375.17	1,808.60
Company Auto	14,794.74	100.50	738.91	245.63	307.96	96.05	871.49	12,434.20
Computer Costs	8,239.34	—	3,225.76	272.50	246.02	—	—	4,495.06
Dues And Subscriptions	1,212.03	—	315.00	140.00	—	—	175.00	582.03
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	6,237.70	—	—	—	—	—	—	6,237.70
Fixed Assets	2,755.28	—	—	635.28	—	2,120.00	—	—
Forms & Printing	62,479.22	1,584.50	18,520.27	13,436.32	9,177.98	9,403.98	4,794.09	5,562.08
Insurance	29,701.15	87.08	987.89	689.26	891.01	413.90	235.71	26,396.30
Meals & Entertainment	11,816.33	280.86	857.52	1,273.41	102.07	472.68	183.30	8,646.49
Miscellaneous	12,739.38	355.00	2,251.50	1,160.00	1,135.00	2,119.98	1,065.00	4,652.90
Office Expense	11,939.12	3,223.15	1,728.10	2,087.97	1,195.39	1,276.10	637.62	1,790.79
Postage	30,498.99	2,431.59	7,793.91	6,037.28	4,305.91	4,259.92	1,767.35	3,903.03
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	19,066.22	946.64	6,484.82	4,676.62	2,698.26	2,603.26	1,656.62	—
Professional Fees-Ordinary Course	2,630.11	300.00	1,222.36	—	—	—	—	1,107.75
Rent	171,697.31	6,458.18	54,436.10	34,960.79	23,437.10	19,900.81	16,779.19	15,725.14
Repairs & Maintenance	15,695.52	693.79	3,470.98	4,701.94	3,189.68	2,551.12	1,088.01	—
Roadgard	7,610.00	—	—	—	7,610.00	—	—	—
Seminars & Meetings	6,497.45	—	3,043.91	1,230.87	266.46	1,007.08	—	949.13
Taxes & Licenses	65,005.33	3,600.00	27,496.07	11,651.81	17,988.66	3,520.00	175.00	573.79
Telephone	85,812.17	3,092.21	20,012.49	19,419.36	13,164.41	12,665.29	9,548.92	7,909.49
Temporary Agency Staff	4,805.57	—	—	—	—	—	—	4,805.57
Travel	30,125.27	955.76	2,757.17	154.39	—	236.57	69.00	25,952.38
Utilities	34,700.11	3,526.02	12,804.17	6,293.85	5,829.41	3,592.18	2,654.48	—
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—		—	—	—
Credit Insurance Carrier	411,915.58	—		172,049.16	149,380.99	90,485.43
Pre-Filing Prepays	—	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	1,356,145.83	41,500.97	261,393.45	358,181.35	275,949.15	200,827.27	64,530.67	153,762.97

TOTAL ALL CASH DISBURSEMENTS	7,447,108.79	280,580.11	2,078,322.00	1,945,197.06	1,083,094.25	1,032,520.43	873,631.97	153,762.97

	(1,248,573.06)	—	—	—	—	—	—	(1,248,573.06)

Book Balance per bank rec.		—	—		—	—		(1,248,573.06)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	320,326.85

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$320,326.85

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.
Monthly Court Report for	November-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	179,627.43	30,993.07	33,175.31	17,618.82	16,291.94	14,935.16	—	—	13,965.35	45,981.28	6,666.50		179,627.43	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	258,887.32	34,651.20	13,861.67	37,490.27	22,757.90	38,150.45	(21,855.87)	39,746.74	41,668.92	17,539.16	34,876.88		219,140.58	39,746.74	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	258,887.32	34,651.20	13,861.67	37,490.27	22,757.90	38,150.45	(21,855.87)	39,746.74	41,668.92	17,539.16	34,876.88	—	219,140.58	39,746.74	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	99,190.73	(29,718.26)	(242.00)	(35,774.84)	(21,121.00)	(38,621.67)	302,435.98		(42,256.36)	(453.20)	(35,057.92)		99,190.73	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	358,078.05	4,932.94	13,619.67	1,715.43	1,636.90	(471.22)	280,580.11	39,746.74	(587.44)	17,085.96	(181.04)	—	318,331.31	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	221,067.41						221,067.41						221,067.41	—
Expenses related to Loans	18,011.73						18,011.73						18,011.73	—

Subtotal - Loans	239,079.14	—	—	—	—	—	239,079.14	—	—	—	—		239,079.14	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	10,848.54						10,848.54						10,848.54	—
Bank Charges	—						—						—	—	—
Claims Funding*	3,017.15						3,017.15						3,017.15	—
Company Auto	100.50						100.50						100.50	—	—
Computer Costs	—						—						—	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	—						—						—	—	—
Forms & Printing	1,584.50						1,584.50						1,584.50	—	—
Insurance	87.08						87.08						87.08	—	—
Meals & Entertainment	280.86						280.86						280.86	—	—
Miscellaneous	355.00						355.00						355.00	—	—
Office Expense	3,223.15						3,223.15						3,223.15	—	—
Postage	2,431.59						2,431.59						2,431.59	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	946.64						946.64						946.64	—	—
Professional Fees-Ordinary Course	300.00						300.00						300.00	—	—
Rent	6,458.18						6,458.18						6,458.18	—	—
Repairs & Maintenance	693.79						693.79						693.79	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	3,600.00						3,600.00						3,600.00	—	—
Telephone	3,092.21						3,092.21						3,092.21	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	955.76						955.76						955.76	—	—
Utilities	3,526.02						3,526.02						3,526.02	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	39,746.74						—	39,746.74					—	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	—						—						—	—	—

Total Other Cash Disbursements	81,247.71	—	—	—	—	—	41,500.97	39,746.74	—	—	—		41,500.97	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	320,326.85	—	—	—	—	—	280,580.11	39,746.74	—	—	—		280,580.11	39,746.74	—

	217,378.63	35,926.01	46,794.98	19,334.25	17,928.84	14,463.94	—	—	13,377.91	63,067.24	6,485.46		217,378.63	—	—

Ending Bank Balance per bank rec.	217,378.63	35,926.01	46,794.98	19,334.25	17,928.84	14,463.94			13,377.91	63,067.24	6,485.46

59

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,286,972.62

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,286,972.62

FORM MOR-1

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,499,243.25

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,499,243.25

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for		November-04
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623

Beginning Cash Position	489,260.20	11,499.70	9,716.71	7,450.93	10,681.13	17,790.14	21,509.35	17,080.39	18,547.20	8,516.00

	—
TICO Cash Collected	—
SM Cash Collected	2,423,873.34	41,896.70	53,195.35	42,287.99	58,230.54	38,054.15	62,066.94	45,257.48	31,441.46	34,241.17
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,423,873.34	41,896.70	53,195.35	42,287.99	58,230.54	38,054.15	62,066.94	45,257.48	31,441.46	34,241.17

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	77,541.43	(40,604.65)	(50,338.54)	(41,211.40)	(59,703.90)	(37,605.16)	(64,669.59)	(44,088.20)	(31,963.64)	(33,037.74)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,501,414.77	1,292.05	2,856.81	1,076.59	(1,473.36)	448.99	(2,602.65)	1,169.28	(522.18)	1,203.43

Cash Disbursements - Loans
Loan Proceeds Checks	1,639,196.34
Expenses related to Loans	177,732.21

Subtotal - Loans	1,816,928.55	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	73,758.65
Bank Charges	239.99
Claims Funding*	19,487.87
Company Auto	738.91
Computer Costs	3,225.76
Dues And Subscriptions	315.00
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	18,520.27
Insurance	987.89
Meals & Entertainment	857.52
Miscellaneous	2,251.50
Office Expense	1,728.10
Postage	7,793.91
Prepaid Expenses	—
Prepaid Software ABS	6,484.82
Professional Fees-Ordinary Course	1,222.36
Rent	54,436.10
Repairs & Maintenance	3,470.98
Roadgard	—
Seminars & Meetings	3,043.91
Taxes & Licenses	27,496.07
Telephone	20,012.49
Temporary Agency Staff	—
Travel	2,757.17
Utilities	12,804.17
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	682,314.70	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,499,243.25	—	—	—	—	—	—	—	—	—

	491,431.72	12,791.75	12,573.52	8,527.52	9,207.77	18,239.13	18,906.70	18,249.67	18,025.02	9,719.43

Book Balance per bank rec.	491,431.72	12,791.75	12,573.52	8,527.52	9,207.77	18,239.13	18,906.70	18,249.67	18,025.02	9,719.43

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542
Beginning Cash Position	81,030.43	10,630.69	11,560.55	15,061.52	16,956.67	9,228.88	7,040.59	15,676.00	27,572.11	7,359.48	—	—	—	—

TICO Cash Collected							—
SM Cash Collected	613,872.73	52,464.75	39,115.86	33,841.98	34,269.36	50,285.36	48,753.07	23,263.92	50,459.19	16,112.57
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	613,872.73	52,464.75	39,115.86	33,841.98	34,269.36	50,285.36	48,753.07	23,263.92	50,459.19	16,112.57	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(619,933.37)	(50,475.30)	(37,495.00)	(33,148.39)	(33,757.80)	(50,284.02)	(49,708.29)	(21,962.75)	(52,362.43)	(14,878.52)				7,500.00

Total Cash Receipts and Transfers	(6,060.64)	1,989.45	1,620.86	693.59	511.56	1.34	(955.22)	1,301.17	(1,903.24)	1,234.05	—	—	—	7,500.00

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*							—				54.49	54.49	54.49	76.52
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	54.49	54.49	54.49	76.52

TOTAL ALL CASH DISBURSE- MENTS	—	—	—	—	—	—	—	—	—	—	54.49	54.49	54.49	76.52

	74,969.79	12,620.14	13,181.41	15,755.11	17,468.23	9,230.22	6,085.37	16,977.17	25,668.87	8,593.53	(54.49)	(54.49)	(54.49)	7,423.48

Book Balance per bank rec.	74,969.79	12,620.14	13,181.41	15,755.11	17,468.23	9,230.22	6,085.37	16,977.17	25,668.87	8,593.53	(54.49)	(54.49)	(54.49)	7,423.48

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	16,396.12	—	—	15,198.48

TICO Cash Collected
SM Cash Collected	40,265.31	498,883.91		48,898.11
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	40,265.31	498,883.91	—	48,898.11

GENERAL LEDGER DEPOSITS AND TRANSFERS	(39,485.95)	1,579,438.09	420,681.26	(47,861.82)

Total Cash Receipts and Transfers	779.36	2,078,322.00	420,681.26	1,036.29

Cash Disbursements - Loans
Loan Proceeds Checks		1,639,196.34
Expenses related to Loans		177,732.21

Subtotal - Loans	—	1,816,928.55	—	—

Cash Disbursements - Other
Advertising		73,758.65
Bank Charges
Claims Funding*		19,487.87
Company Auto		738.91
Computer Costs		3,225.76
Dues And Subscriptions		315.00
Employee Reimbursements - collections exp		—
Equipment Rental		—
Fixed Assets		—
Forms & Printing		18,520.27
Insurance		987.89
Meals & Entertainment		857.52
Miscellaneous		2,251.50
Office Expense		1,728.10
Postage		7,793.91
Prepaid Expenses		—
Prepaid Software ABS		6,484.82
Professional Fees-Ordinary Course		1,222.36
Rent		54,436.10
Repairs & Maintenance		3,470.98
Roadgard		—
Seminars & Meetings		3,043.91
Taxes & Licenses		27,496.07
Telephone		20,012.49
Temporary Agency Staff		—
Travel		2,757.17
Utilities		12,804.17
Interest to Finova		—
Payroll Paid TTG		—
Payroll Paid SMC			420,681.26
Restructuring Officer		—
Insurance Renewal		—
Voyager Payment		—
Pre-Filing Prepays		—
Deposit to Lender		—
US Trustee		—
Bankruptcy Professionals		—
Other		—

Total Other Cash Disbursements	—	261,393.45	420,681.26	—

TOTAL ALL CASH DISBURSEMENTS	—	2,078,322.00	420,681.26	—

	17,175.48	—	—	16,234.77

Book Balance per bank rec.	17,175.48			16,234.77

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	11,853.59	24,289.16	15,680.93	16,118.18	11,555.22	53,260.05

TICO Cash Collected
SM Cash Collected	46,962.84	30,060.60	44,613.83	39,038.97	42,061.18	263,978.02
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	46,962.84	30,060.60	44,613.83	39,038.97	42,061.18	263,978.02

GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,882.21)	(30,100.46)	(43,783.74)	(40,470.63)	(41,513.27)	(272,751.15)

Total Cash Receipts and Transfers	80.63	(39.86)	830.09	(1,431.66)	547.91	(8,773.13)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

	11,934.22	24,249.30	16,511.02	14,686.52	12,103.13	44,486.92

Book Balance per bank rec.	11,934.22	24,249.30	16,511.02	14,686.52	12,103.13	44,486.92

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,190,880.63

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,190,880.63

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	November-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,231,005.83	1,231,005.83		1,231,005.83	—	—	1,231,005.83
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,231,005.83	1,231,005.83	—	1,231,005.83	—	—	1,231,005.83

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(40,125.20)	(198,485.40)	158,360.20	(198,485.40)	158,360.20	—	(40,125.20)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,190,880.63	1,032,520.43	158,360.20	1,032,520.43	158,360.20	—	1,190,880.63

Cash Disbursements - Loans
Loan Proceeds Checks	786,384.35	786,384.35		786,384.35			786,384.35
Expenses related to Loans	45,308.81	45,308.81		45,308.81			45,308.81

Subtotal - Loans	831,693.16	831,693.16	—	831,693.16	—	—	831,693.16

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	26,623.42	26,623.42		26,623.42			26,623.42
Bank Charges	—	—		—	—	—	—
Claims Funding*	17,479.50	17,479.50		17,479.50			17,479.50
Company Auto	96.05	96.05		96.05	—	—	96.05
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	2,120.00	2,120.00		2,120.00	—	—	2,120.00
Forms & Printing	9,403.98	9,403.98		9,403.98	—	—	9,403.98
Insurance	413.90	413.90		413.90	—	—	413.90
Meals & Entertainment	472.68	472.68		472.68	—	—	472.68
Miscellaneous	2,119.98	2,119.98		2,119.98	—	—	2,119.98
Office Expense	1,276.10	1,276.10		1,276.10	—	—	1,276.10
Postage	4,259.92	4,259.92		4,259.92	—	—	4,259.92
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,900.81	19,900.81		19,900.81	—	—	19,900.81
Repairs & Maintenance	2,551.12	2,551.12		2,551.12	—	—	2,551.12
Roadgard	—	—		—	—	—	—
Seminars & Meetings	1,007.08	1,007.08		1,007.08	—	—	1,007.08
Taxes & Licenses	3,520.00	3,520.00		3,520.00	—	—	3,520.00
Telephone	12,665.29	12,665.29		12,665.29	—	—	12,665.29
Temporary Agency Staff	—	—		—	—	—	—
Travel	236.57	236.57		236.57	—	—	236.57
Utilities	3,592.18	3,592.18		3,592.18	—	—	3,592.18
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	158,360.20	—	158,360.20	—	158,360.20	—	158,360.20
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	90,485.43	90,485.43		90,485.43	—	—	90,485.43
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	359,187.47	200,827.27	158,360.20	200,827.27	158,360.20	—	359,187.47

TOTAL ALL CASH DISBURSEMENTS	1,190,880.63	1,032,520.43	158,360.20	1,032,520.43	158,360.20	—	1,190,880.63

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,265,930.57

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,265,930.57

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	November-04
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	33,122.45	9,988.22	23,134.23	—	—	33,122.45	—	—	33,122.45

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,170,903.45	39,157.64	100,308.15	1,031,437.66		1,170,903.45	—	—	1,170,903.45
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,170,903.45	39,157.64	100,308.15	1,031,437.66	—	1,170,903.45	—	—	1,170,903.45

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	94,396.20	(36,675.97)	(103,420.74)	51,656.59	182,836.32	(88,440.12)	182,836.32	—	94,396.20
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,265,299.65	2,481.67	(3,112.59)	1,083,094.25	182,836.32	1,082,463.33	182,836.32	—	1,265,299.65

Cash Disbursements - Loans
						—
Loan Proceeds Checks	757,578.42			757,578.42		757,578.42			757,578.42
Expenses related to Loans	49,566.68			49,566.68		49,566.68			49,566.68

Subtotal - Loans	807,145.10	—	—	807,145.10	—	807,145.10	—	—	807,145.10

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	30,867.81			30,867.81		30,867.81			30,867.81
Bank Charges	—			—		—	—	—	—
Claims Funding*	4,155.03			4,155.03		4,155.03			4,155.03
Company Auto	307.96			307.96		307.96	—	—	307.96
Computer Costs	246.02			246.02		246.02	—	—	246.02
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	9,177.98			9,177.98		9,177.98	—	—	9,177.98
Insurance	891.01			891.01		891.01	—	—	891.01
Meals & Entertainment	102.07			102.07		102.07	—	—	102.07
Miscellaneous	1,135.00			1,135.00		1,135.00	—	—	1,135.00
Office Expense	1,195.39			1,195.39		1,195.39	—	—	1,195.39
Postage	4,305.91			4,305.91		4,305.91	—	—	4,305.91
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,698.26			2,698.26		2,698.26	—	—	2,698.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	23,437.10			23,437.10		23,437.10	—	—	23,437.10
Repairs & Maintenance	3,189.68			3,189.68		3,189.68	—	—	3,189.68
Roadgard	7,610.00			7,610.00		7,610.00	—	—	7,610.00
Seminars & Meetings	266.46			266.46		266.46	—	—	266.46
Taxes & Licenses	17,988.66			17,988.66		17,988.66	—	—	17,988.66
Telephone	13,164.41			13,164.41		13,164.41	—	—	13,164.41
Temporary Agency Staff	—			—		—	—	—	—
Travel	—			—		—	—	—	—
Utilities	5,829.41			5,829.41		5,829.41	—	—	5,829.41
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	182,836.32			—	182,836.32	—	182,836.32	—	182,836.32
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	149,380.99			149,380.99		149,380.99	—	—	149,380.99
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	458,785.47	—	—	275,949.15	182,836.32	275,949.15	182,836.32	—	458,785.47

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,265,930.57	—	—	1,083,094.25	182,836.32	1,083,094.25	182,836.32	—	1,265,930.57

	32,491.53	12,469.89	20,021.64	—	—	32,491.53	—	—	32,491.53

Book Balance per bank rec.	32,491.53	12,469.89	20,021.64

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	988,172.51

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$988,172.51

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	November-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	111,866.43	15,330.25	18,893.56	—	—	77,642.62	111,866.43	—	—	111,866.43

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	852,284.64	39,787.81	37,607.19	177,895.91		596,993.73	852,284.64	—	—	852,284.64
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	852,284.64	39,787.81	37,607.19	177,895.91	—	596,993.73	852,284.64	—	—	852,284.64

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	142,696.68	(39,433.22)	(31,472.66)	695,736.06	114,540.54	(596,674.04)	28,156.14	114,540.54	—	142,696.68
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	994,981.32	354.59	6,134.53	873,631.97	114,540.54	319.69	880,440.78	114,540.54	—	994,981.32

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	777,358.75			777,358.75			777,358.75			777,358.75
Expenses related to Loans	31,742.55			31,742.55			31,742.55			31,742.55

Subtotal - Loans	809,101.30	—	—	809,101.30	—	—	809,101.30	—	—	809,101.30

							—
							—
Cash Disbursements - Other							—
Advertising	19,454.72			19,454.72			19,454.72			19,454.72
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	3,375.17			3,375.17			3,375.17			3,375.17
Company Auto	871.49			871.49			871.49	—	—	871.49
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	175.00			175.00			175.00	—	—	175.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	4,794.09			4,794.09			4,794.09	—	—	4,794.09
Insurance	235.71			235.71			235.71	—	—	235.71
Meals & Entertainment	183.30			183.30			183.30	—	—	183.30
Miscellaneous	1,065.00			1,065.00			1,065.00	—	—	1,065.00
Office Expense	637.62			637.62			637.62	—	—	637.62
Postage	1,767.35			1,767.35			1,767.35	—	—	1,767.35
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	16,779.19			16,779.19			16,779.19	—	—	16,779.19
Repairs & Maintenance	1,088.01			1,088.01			1,088.01	—	—	1,088.01
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	175.00			175.00			175.00	—	—	175.00
Telephone	9,548.92			9,548.92			9,548.92	—	—	9,548.92
Temporary Agency Staff	—			—			—	—	—	—
Travel	69.00			69.00			69.00	—	—	69.00
Utilities	2,654.48			2,654.48			2,654.48	—	—	2,654.48
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	114,540.54			—	114,540.54		—	114,540.54	—	114,540.54
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	179,071.21	—	—	64,530.67	114,540.54	—	64,530.67	114,540.54	—	179,071.21

							—

TOTAL ALL CASH DISBURSEMENTS	988,172.51	—	—	873,631.97	114,540.54	—	873,631.97	114,540.54	—	988,172.51

	118,675.24	15,684.84	25,028.09	—	—	77,962.31	118,675.24	—	—	118,675.24

Book Balance per bank rec.	118,675.24	15,684.84	25,028.09			77,962.31

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	275,988.50

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$275,988.50

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	November-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(493,750.01)	100,682.08	418,320.76	(763,582.58)	(249,170.27)	(493,750.01)	—	—	(493,750.01)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—				—	—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	114.50	114.50				114.50	—	—	114.50

SUBTOTAL	114.50	114.50	—	—	—	114.50	—	—	114.50

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(242,686.17)		(155,238.51)	(331,227.51)	243,779.85	(486,466.02)	243,779.85	—	(242,686.17)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(242,571.67)	114.50	(155,238.51)	(331,227.51)	243,779.85	(486,351.52)	243,779.85	—	(242,571.67)

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	20,230.54			20,230.54		20,230.54			20,230.54
Bank Charges	—			—		—	—	—	—
Claims Funding*	1,808.60			1,808.60		1,808.60			1,808.60
Company Auto	12,434.20			12,434.20		12,434.20	—	—	12,434.20
Computer Costs	4,495.06			4,495.06		4,495.06	—	—	4,495.06
Dues And Subscriptions	582.03			582.03		582.03	—	—	582.03
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	6,237.70			6,237.70		6,237.70	—	—	6,237.70
Fixed Assets	—			—		—	—	—	—
Forms & Printing	5,562.08			5,562.08		5,562.08	—	—	5,562.08
Insurance	26,396.30			26,396.30		26,396.30	—	—	26,396.30
Meals & Entertainment	8,646.49			8,646.49		8,646.49	—	—	8,646.49
Miscellaneous	4,652.90			4,652.90		4,652.90	—	—	4,652.90
Office Expense	1,790.79			1,790.79		1,790.79	—	—	1,790.79
Postage	3,903.03			3,903.03		3,903.03	—	—	3,903.03
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	1,107.75			1,107.75		1,107.75	—	—	1,107.75
Rent	15,725.14			15,725.14		15,725.14	—	—	15,725.14
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	949.13			949.13		949.13	—	—	949.13
Taxes & Licenses	573.79			573.79		573.79	—	—	573.79
Telephone	7,909.49			7,909.49		7,909.49	—	—	7,909.49
Temporary Agency Staff	4,805.57			4,805.57		4,805.57	—	—	4,805.57
Travel	25,952.38			25,952.38		25,952.38	—	—	25,952.38
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	122,225.53			—	122,225.53	—	122,225.53	—	122,225.53
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	275,988.50	—	—	153,762.97	122,225.53	153,762.97	122,225.53	—	275,988.50

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	275,988.50	—	—	153,762.97	122,225.53	153,762.97	122,225.53	—	275,988.50

	(1,012,310.18)	100,796.58	263,082.25	(1,248,573.06)	(127,615.95)	(1,133,864.50)	121,554.32	—	(1,012,310.18)

Book Balance per bank rec.	(1,012,310.18)	100,796.58	263,082.25	(1,248,573.06)	(127,615.95)
	—	—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management - Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	November-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management -Lousiana- InActive		Case #	03-13210	Case No.	03-13210
Monthly Court Report for	November-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	November-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00

Income Taxes
Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor-2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-04

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00

Other Operational Expenses
Total Other Operational Costs	$0.00	$0.00

Other Income
Total Other Income	$0.00	$0.00

Other Expenses
Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

11/30/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	488	—	—	3,206,991	—	—	3,207,479	75.0%	—	3,207,479	75.0%
I/B Income	—	—	—	—	—	—	—	0.0%	5,735	5,735	0.1%
Fee Income	—	—	—	337,207	—	—	337,207	7.9%	—	337,207	7.9%
Late Charges	1,328	—	—	247,685	—	—	249,013	5.8%	—	249,013	5.8%

Total Interest Income	1,817	—	—	3,791,884	—	—	3,793,700	88.7%	5,735	3,799,435	88.8%
Interest Expense	99	—	—	83,109	407,308	—	490,517	11.5%	792	491,309	11.5%

Net Interest Income	1,717	—	—	3,708,774	(407,308)	—	3,303,183	77.2%	4,943	3,308,127	77.4%
Provision for Loan Losses
P&L Recoveries	—	—	—	(39,882)	—	—	(39,882)	-0.9%	(47,601)	(87,483)	-2.0%
Reserves	—	—	—	122,129	—	—	122,129	2.9%	—	122,129	2.9%
Cash	1,273	—	—	1,073,196	—	—	1,074,469	25.1%	7,622	1,082,091	25.3%

Total Provision	1,273	—	—	1,155,444	—	—	1,156,717	27.0%	(39,979)	1,116,737	26.1%
Net Interest Included Provision	445	—	—	2,553,330	(407,308)	—	2,146,467		44,923	2,191,389
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	490,439	—	—	490,439	11.5%	137,416	627,855	14.7%
Insurance Commissions	—	—	(11,525)	(56,006)	—	—	(67,530)	-1.6%	—	(67,530)	-1.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	6,021	6,021	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	28,490	—	—	28,490	0.7%	—	28,490	0.7%
Other Income	—	—	—	(15,177)	48,152	—	32,975	0.8%	(150,920)	(117,945)	-2.8%

Total Direct Income	—	—	(11,525)	447,746	48,152	—	484,374	11.3%	(7,483)	476,891	11.2%
Total Revenue	1,817	—	(11,525)	4,239,630	48,152	—	4,278,074	100.0%	(1,748)	4,276,326	100.0%

Expenses
Personnel
Salaries & Wages	3,713	10,465	—	1,268,452	(189,294)	—	1,093,337	25.6%	39,573	1,132,909	26.5%
Commissions/Bonus	—	288	(1,489)	177,556	—	—	176,354	4.1%	1,771	178,125	4.2%
Benefits	111	207	—	85,199	(22,855)	—	62,663	1.5%	1,786	64,448	1.5%
Taxes	280	820	—	101,173	3,740	—	106,013	2.5%	3,034	109,048	2.6%
Other	—	—	—	6,031	2,363	—	8,393	0.2%	—	8,393	0.2%

Total Personnel	4,105	11,777	(1,489)	1,638,411	(206,045)	—	1,446,760	33.8%	46,164	1,492,923	34.9%
Building
Rent	—	456	—	170,627	11,864	—	182,947	4.3%	2,464	185,411	4.3%
Utilities	—	—	—	34,564	1,280	—	35,844	0.8%	228	36,071	0.8%
Depreciation	18,674	—	—	66,047	15,745	—	100,465	2.3%	12,693	113,159	2.6%
Other	—	—	—	50,824	—	—	50,824	1.2%	—	50,824	1.2%

Total Building	18,674	456	—	322,061	28,888	—	370,080	8.7%	15,385	385,464	9.0%
Telecommunications
Telephone	339	207	—	79,715	1,609	—	81,871	1.9%	563	82,433	1.9%
Computers	1,036	—	—	21,879	21,692	—	44,607	1.0%	(332)	44,275	1.0%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,375	207	—	101,594	23,301	—	126,478	3.0%	230	126,708	3.0%
Advertising	—	—	—	45,963	—	—	45,963	1.1%	—	45,963	1.1%
Reinsurance Claims Expense	—	—	—	(52,168)	—	—	(52,168)	-1.2%	168,663	116,495	2.7%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	5,459	5,459	0.1%
Professional Fees	—	184	—	(2,979)	36,411	—	33,616	0.8%	31	33,647	0.8%
Collection Expense	—	—	—	1,785	—	—	1,785	0.0%	9,639	11,424	0.3%
Travel	—	—	—	127,074	2,338	—	129,412	3.0%	985	130,397	3.0%
Office Expense	88	204	(60,755)	136,396	4,930	—	80,862	1.9%	2,226	83,088	1.9%
Entertainment	—	—	—	(59,840)	—	—	(59,840)	-1.4%	—	(59,840)	-1.4%
Amortization	—	—	—	10,332	—	—	10,332	0.2%	12,385,562	12,395,895	289.9%
Taxes & Licenses	—	238	—	27,938	1,770	—	29,946	0.7%	4,261	34,207	0.8%
Other	1,171	534	611	108,285	(113,502)	—	(2,901)	-0.1%	(10,106)	(13,007)	-0.3%

Total Other Expense	1,258	976	(60,144)	223,109	(106,802)	—	58,398	1.4%	12,381,944	12,440,342	290.9%

Total Direct Expense	26,785	13,600	(61,632)	3,643,403	185,400	—	3,807,556	89.0%	12,589,314	16,396,870	383.4%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(24,969)	(13,600)	50,108	596,226	(137,247)	—	470,518	11.0%	(12,591,061)	(12,120,543)	-283.4%
Restructuring Expenses	—	—	—	—	2,699,594	—	2,699,594	63.1%	—	2,699,594	63.1%

Net Income After Restructure	(24,969)	(13,600)	50,108	596,226	(2,836,841)	—	(2,229,076)		(12,591,061)	(14,820,137)
Income Tax (34%)	—	—	—	223,174	—	—	223,174	5.2%	—	223,174	5.2%

Net Income	(24,969)	(13,600)	50,108	373,053	(2,836,841)	—	(2,452,249)	-57.3%	(12,591,061)	(15,043,311)	-351.8%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru November 30, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,966	12,926	—	44,572,848	36	—	44,951,777	67.1%	10,166,085	55,117,862
I/B Income	—	—	—	—	—	—	—	0.0%	3,621,785	3,621,785
Fee Income	226,383	105,384	—	4,602,627	—	—	4,934,394	7.4%	51,566	4,985,961
Late Charges	149,824	—	—	3,374,742	—	—	3,524,566	5.3%	1,064,348	4,588,914

Total Interest Income	742,173	118,310	—	52,550,218	36	—	53,410,737	79.7%	14,903,784	68,314,522
Interest Expense	113,636	52,912	0	2,640,770	945,890	—	3,753,208	5.6%	3,237,863	6,991,071

Net Interest Income	628,537	65,398	(0)	49,909,448	(945,854)	—	49,657,529	74.1%	11,665,921	61,323,450

Provision for Loan Losses
P&L Recoveries	(9,363)	(110)	—	(566,203)	—	—	(575,676)	-0.9%	(2,025,388)	(2,601,065)
Reserves	—	(20,000)	—	696,427	—	—	676,427	1.0%	(7,657,559)	(6,981,132)
Cash	542,456	64,134	4,612	13,387,123	—	—	13,998,324	20.9%	21,298,870	35,297,194

Total Provision	533,092	44,024	4,612	13,517,347	—	—	14,099,075	21.0%	11,615,922	25,714,997

Net Interest Included Provision	95,445	21,375	(4,612)	36,392,101	(945,854)	—	35,558,454		49,999	35,608,453

Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	7,366,465	—	—	7,366,465	11.0%	1,662,923	9,029,388
Insurance Commissions	—	—	3,230,429	(1,044,351)	—	—	2,186,078	3.3%	69,787	2,255,865
Earned Insurance	—	—	—	—	—	—	—	0.0%	372,797	372,797
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	896	399,274	—	—	400,170	0.6%	—	400,170
Other Income	—	256,832	2,040,050	800,914	521,098	—	3,618,894	5.4%	(20,667,599)	(17,048,705)

Total Direct Income	—	256,832	5,271,375	7,522,302	521,098	—	13,571,607	20.3%	(18,562,092)	(4,990,485)
Total Revenue	742,173	375,142	5,271,375	60,072,520	521,135	—	66,982,344	100.0%	(3,658,308)	63,324,037

Expenses
Personnel
Salaries & Wages	86,164	167,898	1,557,993	16,980,549	1,453,215	—	20,245,818	30.2%	5,094,953	25,340,771
Commissions/Bonus	—	21,212	366,707	2,406,685	165,943	—	2,960,547	4.4%	478,733	3,439,280
Benefits	6,989	12,842	142,412	1,769,021	87,430	—	2,018,694	3.0%	448,175	2,466,869
Taxes	6,914	15,198	159,820	1,709,081	121,971	—	2,012,984	3.0%	574,913	2,587,897
Other	—	—	66,338	138,795	60,280	—	265,413	0.4%	130,139	395,551

Total Personnel	100,067	217,150	2,293,270	23,004,129	1,888,839	—	27,503,456	41.1%	6,726,913	34,230,369
Building
Rent	392	9,889	184,677	2,373,956	142,467	—	2,711,380	4.0%	862,825	3,574,205
Utilities	—	216	40,071	541,784	31,131	—	613,201	0.9%	152,343	765,544
Depreciation	40,494	2,445	84,488	888,636	229,388	—	1,245,452	1.9%	508,869	1,754,321
Other	428	257	—	206,172	12,079	—	218,935	0.3%	109,340	328,275

Total Building	41,314	12,806	309,236	4,010,547	415,065	—	4,788,968	7.1%	1,633,377	6,422,346

Telecommunications
Telephone	5,571	6,411	89,462	1,189,750	127,756	—	1,418,950	2.1%	395,480	1,814,431
Computers	18,944	3,315	80,347	296,553	170,152	—	569,310	0.8%	364,789	934,099
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.6%	91,889	484,297
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149

Total Telecommunications	25,381	10,141	185,841	1,837,268	321,487	—	2,380,117	3.6%	852,858	3,232,975

Advertising	—	113	43,816	1,664,302	25,317	—	1,733,547	2.6%	163,791	1,897,338
Reinsurance Claims Expense	—	—	—	1,319,465	—	—	1,319,465	2.0%	1,627,567	2,947,032
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	384,773	384,773
Professional Fees	2,386	9,408	36,482	322,265	14,278,204	—	14,648,744	21.9%	78,582	14,727,326
Collection Expense	1,860	51	—	30,002	—	—	31,913	0.0%	640,251	672,164
Travel	—	6,620	24,540	1,147,361	118,630	—	1,297,152	1.9%	207,504	1,504,656
Office Expense	22,828	3,158	52,604	1,357,209	188,189	—	1,623,988	2.4%	486,584	2,110,572
Entertainment	—	68	—	146,802	35	—	146,906	0.2%	126	147,032
Amortization	—	—	101,806	196,660	—	—	298,466	0.4%	12,568,082	12,866,547
Taxes & Licenses	5,636	3,405	20,599	309,774	34,876	—	374,290	0.6%	212,002	586,292
Other	(711)	29,298	222,904	1,827,067	143,004	—	2,221,563	3.3%	2,341,843	4,563,406

Total Other Expense	27,753	35,930	397,913	3,837,512	366,104	—	4,665,213	7.0%	15,608,637	20,273,850

Total Direct Expense	845,489	389,154	3,295,710	53,330,968	18,359,536	—	76,220,858	113.8%	42,778,038	118,998,896
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	(103,316)	(14,012)	1,960,568	6,719,694	(17,758,950)	—	(9,196,017)	-13.7%	(46,478,842)	(55,674,859)
Income Tax (34%)	—	—	66,684	2,154,062	(6,118,517)	—	(3,897,772)	-5.8%	(6,674,996)	(10,572,767)

Net Income	(103,316)	(14,012)	1,893,884	4,565,632	(11,640,433)	—	(5,298,246)	-7.9%	(39,803,846)	(45,102,092)

THE THAXTON GROUP MONTHLY OPERATING REPORT - November 2004									Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor-3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor -3 (Con’t)

The Thaxton Group

Balance Sheet

11/30/2004

	Premium Finance	Commercial Lending	Insurance Group			Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
				Southern	Corporate			TICO	Reinsurance
Assets
Cash/Investments	(3,553)	—	(8,186)	1,017,394	48,052,772	—	49,058,427	(1,042)	—	(1,042)	49,057,385
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	52,224	—	—	73,648,444	—	—	73,700,668	616,803	—	616,803	74,317,470
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(122)	—	—	(12,716,910)	—	—	(12,717,032)	(38)	—	(38)	(12,717,069)
Loss Reserve	—	—	—	(6,028,052)	(25,000)	—	(6,053,052)	(1,135,567)	—	(1,135,567)	(7,188,619)
Unearned Insurance	—	—	—	(973,754)	—	—	(973,754)	(1,811,574)	(680,735)	(2,492,309)	(3,466,063)
Dealer Holdback	—	—	—	—	—	—	—	(16)	—	(16)	(16)
Premises and Equipment, GROSS	—	—	—	6,619,128	1,101,830	—	7,720,958	908,487	—	908,487	8,629,445
Accumulated Depreciation	—	—	—	(4,679,940)	(792,938)	—	(5,472,878)	(628,285)	—	(628,285)	(6,101,163)
Accounts Receivable	73,260	—	112,891	382,189	48,867	—	617,207	1,937,504	(3,055,309)	(1,117,806)	(500,599)
Repossessed Automobiles	—	—	—	—	—	—	—	137,236	—	137,236	137,236
Intercompany Balance	539,178	99,751	(3,395,548)	(37,811,866)	84,656,415	(6,248,675)	37,839,255	(47,427,345)	9,588,090	(37,839,255)	0
Goodwill	—	—	—	18,239,945	—	—	18,239,945	—	—	—	18,239,945
Other Intangible Assets	—	—	—	1,111	—	—	1,111	—	—	—	1,111
Accumulated Amortization	—	—	—	(314,836)	—	—	(314,836)	—	—	—	(314,836)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	188,144	188,144	188,144
Prepaid Assets	—	—	68	851,344	36,688	—	888,099	31,459	—	31,459	919,558
Other Assets	—	—	242,244	(79,920)	452,329	—	614,652	2,472	118,293	120,765	735,417

Total Assets	660,987	99,751	(3,048,533)	38,154,278	157,888,570	(18,409,595)	175,345,458	(47,369,906)	6,158,483	(41,211,424)	134,134,034
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,686,145	—	2,687,654	32,347	—	32,347	2,720,001
Notes Payable	—	—	67,738	—	60,524,870	—	60,592,608	—	—	—	60,592,608
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,058	—	1,896,058	122,801,348
Accounts Payable	4,236	1,509	26,840	750,312	686,436	—	1,469,333	496,904	326,951	823,856	2,293,188
Employee Savings	—	—	—	289	1,060,395	—	1,060,684	—	—	—	1,060,684
Income Taxes Payable	—	—	—	2,035,615	(16,165,995)	—	(14,130,380)	18,351	124,370	142,721	(13,987,658)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	1,438	—	—	2,555,627	73,804	—	2,630,869	42,744	8,171	50,915	2,681,784
Other Liabilities	296,177	—	—	276,332	31,805	—	604,313	40,165	347,914	388,080	992,393

Total Liabilities	301,850	1,509	96,088	5,618,174	169,802,749	—	175,820,371	2,526,570	1,024,803	3,551,373	179,371,743
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(5,106,708)	(18,010,334)	1,200,001	(23,179,341)	4,704,482	(18,474,859)	(17,274,858)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(206,259)	(29,773)	1,981,322	3,386,269	(15,276,320)	—	(10,144,762)	(26,717,136)	429,198	(26,287,938)	(36,432,700)

Total Stockholders’ Equity	359,137	98,241	(3,144,621)	32,536,104	(11,914,179)	(18,409,595)	(474,913)	(49,896,477)	5,133,680	(44,762,797)	(45,237,709)
Total Liabilities & Stockholders’ Equity	660,987	99,751	(3,048,533)	38,154,278	157,888,570	(18,409,595)	175,345,458	(47,369,906)	6,158,483	(41,211,424)	134,134,034

THE THAXTON GROUP MONTHLY OPERATING REPORT - November 2004

The Thaxton Group

Balance Sheet

10/17/2003

								NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	November 30, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$107,439.17	$107,439.17	Bi-Weekly	EFT	0
FICA-Employee	0	$78,276.75	$78,276.75	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,970.57	$1,970.57	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$315,710.47	$315,710.47	$0.00		$0.00

State and Local
Withholding	0	$36,946.96	$36,946.96	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0		$—
Personal Property			$—
Other:	0	60,058.01	$60,058.01			0

Total State and Local Taxes	$0.00	$97,004.97	$97,004.97	$0.00		$0.00

TOTAL TAXES		$412,715.44	$412,715.44			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	3,131	0				3,131
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$3,130.59	$0.00	$0.00	$0.00	$0.00	$3,130.59

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor-4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	November-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(2,997.71)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(2,997.71)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	124,420.82	0.00	0.00	0.00	0.00	0.00	0.00	16,946.44	0.00	0.00	25,496.69	4,105.08	11,777.41	0.00	66,095.20
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	124,420.82	0.00	0.00	0.00	0.00	0.00	0.00	16,946.44	0.00	0.00	25,496.69	4,105.08	11,777.41	0.00	66,095.20

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	132,014.62	0.00	0.00	0.00	0.00	0.00	0.00	16,946.44	0.00	0.00	25,496.69	4,105.08	11,777.41	0.00	73,689.00
Employee Withholding of Insurance/etc	(8,719.16)														(8,719.16)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	123,295.46	0.00	0.00	0.00	0.00	0.00	0.00	16,946.44	0.00	0.00	25,496.69	4,105.08	11,777.41	0.00	64,969.84

	(1,872.35)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,872.35)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(2,997.71)	0.00	(2,997.71)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	124,420.82	0.00	124,420.82
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	124,420.82	0.00	124,420.82

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	132,014.62		132,014.62
Employee Withholding of Insurance/etc	0.00	(8,719.16)		(8,719.16)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	123,295.46	0.00	123,295.46

	0.00	(1,872.35)	0.00	(1,872.35)

PAYROLL - THE THAXTON GROUP

	Period Ending 11/12/2004	Period Ending 11/26/2004	Period Ending	Total
Corporate
Salary expense	$36,209.10	$33,054.17	$—	$69,263.27
FICA/FUTA/SUTA	$1,990.30	$1,749.98	$—	$3,740.28
401(k) match	$355.20	$330.25	$—	$685.45
Overtime	$—	$—		$—
Commissions	$—	$—		$—

Total	$38,554.60	$35,134.40	$—	$73,689.00
Tico Premium
Salary expense	$3,713.29	$—	$—	$3,713.29
FICA/FUTA/SUTA	$280.39	$—	$—	$280.39
401(k) match	$111.40	$—	$—	$111.40

Total	$4,105.08	$—	$—	$4,105.08
				$—
Commercial Lending
Salary expense	$7,747.00	$2,717.98	$—	$10,464.98
FICA/FUTA/SUTA	$612.41	$207.34	$—	$819.75
401(k) match	$182.69	$23.92	$—	$206.61
Commissions	$286.07	$—		$286.07

Total	$8,828.17	$2,949.24	$—	$11,777.41
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$20,561.82	$16,878.54	$—	$37,440.36
FICA/FUTA/SUTA	$1,468.44	$1,202.59	$—	$2,671.03
401(k) match	$328.70	$231.84	$—	$560.54
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$46.20	$1,725.00	$—	$1,771.20

Total	$22,405.16	$20,037.97	$—	$42,443.13
Period Total	$73,893.01	$58,121.61	$—	$132,014.62
401(k) payable	$(3,464.36)	$(2,251.32)	$—	$(5,715.68)
Payable to reimbursement	$(228.84)	$(228.84)	$—	$(457.68)
Dental insurance	$(81.90)	$(74.20)	$—	$(156.10)
Cancer insurance	$(68.54)	$(50.18)	$—	$(118.72)
Life insurance	$(40.62)	$(28.30)	$—	$(68.92)
Contingent health liability	$(1,222.47)	$(979.59)	$—	$(2,202.06)
Tax/stale date adj		$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Reimburse Prestige	$—	$—	$—

	$68,786.28	$54,509.18	$—	$123,295.46
	$(5,106.73)	$(3,612.43)	$—	$(8,719.16)
				$—
				$—
Net Checks	$3,162.18	$1,719.57	$—	$4,881.75
Direct Deposits	$45,733.15	$31,922.38	$—	$77,655.53
Wage Garnishments	$141.23	$—	$—	$141.23
Federal Tax	$7,526.92	$6,572.33	$—	$14,099.25
EE SS Tax	$3,378.38	$2,388.67	$—	$5,767.05
ER SS Tax	$3,378.34	$2,388.64	$—	$5,766.98
EE Med Tax	$973.21	$771.28	$—	$1,744.49
ER Med Tax	$973.20	$771.27	$—	$1,744.47
State/local Tax	$3,519.67	$2,940.82	$—	$6,460.49
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$5,034.22	$—	$5,034.22

GRAND TOTAL	$68,786.28	$54,509.18	$—	$123,295.46

				$—
reconciliation	$—	$—	$—	$—
Accrual	$5,106.73	$3,612.43	$—	$8,719.16

PAYROLL - TICO

	Period Ending 11/12/2004	Period Ending 11/26/2004	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

PAYROLL - TICO

	Period Ending 11/12/2004	Period Ending 11/26/2004	Period Ending	Total
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$11,656.23	$10,105.54	$—	$21,761.77
FICA/FUTA/SUTA	$800.51	$684.02	$—	$1,484.53
401(k) match	$247.35	$231.84	$—	$479.19
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$46.20	$1,725.00	$—	$1,771.20

Total	$12,750.29	$12,746.40	$—	$25,496.69
Modern
Salary expense	$8,905.59	$6,773.00	$—	$15,678.59
FICA/FUTA/SUTA	$667.93	$518.57	$—	$1,186.50
401(k) match	$81.35	$—	$—	$81.35
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$9,654.87	$7,291.57	$—	$16,946.44
Period Total	$22,405.16	$20,037.97	$—	$42,443.13

THE THAXTON GROUP		Wachovia #	2000014825703

Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	November-04		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(249,170.27)	—	—	—	—	—		(249,170.27)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,501,720.47	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	243,779.85
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,501,720.47	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	243,779.85

Cash Disbursements - Loans
Gross Wages	1,155,227.56	34,716.35	330,680.92	277,455.72	149,834.52	133,512.33	101,129.59	127,898.13
Federal Tax	93,339.92	1,889.57	24,975.97	22,627.04	12,263.67	7,782.81	9,248.13	14,552.73
SS Tax	72,509.70	2,366.71	21,459.96	17,393.87	10,085.07	8,373.46	6,837.79	5,992.84
Med Tax	17,665.21	553.51	5,097.85	4,325.99	2,358.65	1,958.33	1,599.15	1,771.73
EIC	(76.70)	—	—	(76.70)	—	—	—	—
State Tax	30,486.47	1,112.00	74.40	11,585.55	6,459.75	5,057.48	110.59	6,086.70
Advance	(2,327.50)	—	(1,325.00)	(1,002.50)	(300.00)	—	—	300.00
Mileage	(38,844.16)	(759.83)	(11,765.80)	(13,040.12)	(3,895.05)	(5,040.56)	(4,292.40)	(50.40)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	222.00	—	—	150.00	—	72.00	—	—
STD	1,884.97	55.40	662.03	450.11	210.52	221.60	135.73	149.58
Medical	22,151.57	790.70	5,775.87	5,451.90	1,811.90	2,649.22	1,105.86	4,566.12
401K Loans	4,944.61	—	2,739.86	474.45	428.26	99.32	—	1,202.72
401K Deducts	15,591.42	455.93	4,801.10	4,349.52	1,516.83	295.29	213.98	3,958.77
AHL Dental	4,651.46	118.84	1,194.00	1,368.46	520.12	631.86	362.46	455.72
AHL Cancer	1,244.92	48.84	427.76	297.80	97.48	144.98	56.94	171.12
AHL Life	3,178.18	156.62	957.56	720.29	456.41	435.45	195.35	256.50
Flex Med	1,343.94	—	153.84	577.66	—	—	—	612.44
Dep Care	60.00	—	—	—	—	60.00	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	114.00	—	32.00	37.00	20.00	4.00	17.00	4.00
Garnishment	559.08	—	152.94	227.94	—	—	178.20	—
Bankrpc	815.00	—	—	375.00	440.00	—	—	—
Child support	10,149.74	—	3,115.72	1,517.64	1,986.48	753.90	1,931.00	845.00
Tax Levy	687.00	—	—	497.00	40.00	150.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	240,350.83	6,788.29	58,530.06	58,307.90	34,500.09	23,649.14	17,699.78	40,875.57
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	12,210.82	—	3,268.66	2,617.58	2,466.48	903.90	2,109.20	845.00
Federal Tax	93,339.92	1,889.57	24,975.97	22,627.04	12,263.67	7,782.81	9,248.13	14,552.73
EE SS Tax	72,509.70	2,366.71	21,459.96	17,393.87	10,085.07	8,373.46	6,837.79	5,992.84
ER SS Tax	72,509.79	2,366.73	21,460.02	17,393.82	10,084.95	8,373.64	6,837.79	5,992.84
EE Med Tax	17,665.21	553.51	5,097.85	4,325.99	2,358.65	1,958.33	1,599.15	1,771.73
ER Med Tax	17,665.06	553.52	5,097.81	4,325.96	2,358.56	1,958.33	1,599.16	1,771.72
State Tax	30,486.47	1,112.00	74.40	11,585.55	6,459.75	5,057.48	110.59	6,086.70
Futa	1,970.57	111.86	616.49	344.37	341.44	270.19	286.00	0.22
Suta	8,815.28	200.25	2,380.53	1,463.70	2,548.75	1,148.20	1,072.92	0.93
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(127,615.95)	—	—	—	—	—	—	(127,615.95)

Book Balance per bank rec.	(127,615.95)		—		—	—		(127,615.95)
Ending Bank Balance per bank rec.

THE THAXTON GROUP

Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	-
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(249,170.27)	—	(249,170.27)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,501,720.47	—	1,501,720.47
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,501,720.47	—	1,501,720.47

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,155,227.56
Federal Tax	—	93,339.92
SS Tax	—	72,509.70	—	72,509.70
Med Tax	—	17,665.21
EIC	—	(76.70)	—	(76.70)
State Tax	—	30,486.47	—	30,486.47
Advance	—	(2,327.50)	—	(2,327.50)
Mileage	—	(38,844.16)	—	(38,844.16)
Miscellaneous	—	—	—	—
Shortage	—	222.00	—	222.00
STD	—	1,884.97	—	1,884.97
Medical	—	22,151.57	—	22,151.57
401K Loans	—	4,944.61	—	4,944.61
401K Deducts	—	15,591.42	—	15,591.42
AHL Dental	—	4,651.46	—	4,651.46
AHL Cancer	—	1,244.92	—	1,244.92
AHL Life	—	3,178.18	—	3,178.18
Flex Med	—	1,343.94	—	1,343.94
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	114.00	—	114.00
Garnishment	—	559.08	—	559.08
Bankrpc	—	815.00	—	815.00
Child support	—	10,149.74	—	10,149.74
Tax Levy	—	687.00	—	687.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	240,350.83	—	240,350.83
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	12,210.82	—	12,210.82
Federal Tax	—	93,339.92		93,339.92
EE SS Tax	—	72,509.70		72,509.70
ER SS Tax	—	72,509.79		72,509.79
EE Med Tax	—	17,665.21		17,665.21
ER Med Tax	—	17,665.06		17,665.06
State Tax	—	30,486.47		30,486.47
Futa	—	1,970.57		1,970.57
Suta	—	8,815.28		8,815.28
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(127,615.95)	—	(127,615.95)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	November-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$72,906,622.76
Plus Amounts billed during the period	$9,823,145.24
Sold Receivables during month
Less Amounts collected during the period	(8,479,044.15)
Total Accounts Receivable at the end of the reporting period	$74,250,723.85

Accounts Receivable Aging	Amount
0-30 days old	$68,176,158.75
31-60 days old	$2,339,471.40
61-90 days old	$1,363,755.38
91+ days old	$2,371,338.32
Total Accounts Receivable	$74,250,723.85
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$74,250,723.85

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor-5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 11/30/2004

Aged Accounts Receivable

(Gross Balance as of 11/30/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$64,301,774	$64,093,568	$182,436	$—	$25,770
Potential (1-30)	$3,874,384	$3,712,657	$153,350	$—	$8,377
31-60 Days	$2,339,471	$2,268,568	$65,177	$—	$5,726
61-90 Days	$1,363,755	$1,325,612	$30,959	$—	$7,185
91 and Over	$2,371,338	$2,248,039	$118,134	$—	$5,165
Total Delinquency	$9,948,949	$9,554,876	$367,620	$—	$26,453
Total Gross Receivables	$74,250,724	$73,648,444	$550,056	$—	$52,223
Post Accounts Payable
(As of 11/30/04)
Southern Management	$—
Tico Credit	$3,131
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$3,131

THE THAXTON GROUP MONTHLY OPERATING REPORT - November 2004, AR AP

THE THAXTON GROUP

INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		CASES 03-13182 - 03-13213 JOINTLY ADMINISTERED
Monthly Court Report for	November

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 10/31 per G/L Trial Balance	(0.00)	6,248,675.00	91,173,781.68	—	—	(3,411,219.04)	88,819.33	695,642.89	—	(41,021,370.87)	(54,574,704.83)

Cash Transfers between companies	—		(397,148.16)			150,059.13				(420,995.84)	668,084.87
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies)	(0.00)		212,920.78			(67,092.82)	10,931.67	(156,464.89)		149.06	(443.80)
	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	0.00		83,901.36							(83,109.42)	(791.94)
Payroll	—		39,843.13							3,825.00	(43,668.13)
Analysis charges	—		1,428.31			(611.46)					(816.85)
Audit accrual	—
Transfer of assets	—		150,000.00								(150,000.00)
Sale of branches	—
Taxes	—		(6,608,311.76)			(66,684.11)					6,674,995.87

General Ledger as of 11/30/04	(0.00)	6,248,675.00	84,656,415.34	—	—	(3,395,548.30)	99,751.00	539,178.00	—	(41,521,502.07)	(47,427,344.81)

	(0.00)	6,248,675.00	84,656,415.34	—	—	(3,395,548.30)	99,751.00	539,178.00	—	(41,521,502.07)	(47,427,344.81)

Balance Sheet - November 30, 2004	—	6,248,675.00	84,656,415.00			(3,395,548.00)	99,751.00	539,178.00		(41,521,502.00)	(47,427,345.00)